    As filed with the Securities and Exchange Commission on November 25, 1998

                                                      1933 Act File No. 33-68310
                                                      1940 Act File No. 811-7992

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------


                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 9


                                       AND


                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 10

                             MFS(R) SERIES TRUST XI
                  (FORMERLY KNOWN AS MFS UNION STANDARD TRUST)
               (Exact Name of Registrant as Specified in Charter)


                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)

         |_| immediately upon filing pursuant to paragraph (b)

         |_| on [date] pursuant to paragraph (b)

         |_| 60 days after filing pursuant to paragraph (a)(i)


         |X| on January 28, 1998[date] pursuant to paragraph (a)(i)


         |_| 75 days after filing pursuant to paragraph (a)(ii)


         |_| on pursuant to paragraph (a)(ii) of rule 485.


         If appropriate, check the following box:
         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

                               MFS SERIES TRUST XI


                                  ON BEHALF OF

                               VERTEX ALL CAP FUND
                             VERTEX CONTRARIAN FUND
    VERTEX U.S. ALL CAP FUND (FORMERLY KNOWN AS VERTEX RESEARCH ALL CAP FUND)

                              CROSS REFERENCE SHEET


(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)

   ITEM NUMBER                                                                           STATEMENT OF
FORM N-1A, PART A                        PROSPECTUS CAPTION                        ADDITIONAL INFORMATION
-----------------                        ------------------                        ----------------------

     1   (a), (b)                   Front Cover Page                                               *

     2   (a)                        Expense Summary                                                *

         (b), (c)                                  *                                               *

     3   (a), (b)                                  *                                               *


         (c), (d)                   Information Concerning Shares                                  *
                                     of the Fund(s) - Performance
                                     Information

     4   (a)                        The Trust and the Fund(s);                                     *
                                     Investment Objective and
                                     Policies; Certain Securities and
                                     Investment Techniques

         (b), (c)                   Investment Objective and                                       *
                                     Policies; Certain Securities and
                                     Investment Techniques;
                                     Additional Risk Factors;
                                     Year 2000 Issues

     5   (a)                        The Trust and the Fund(s);                                     *
                                     Management of the Fund(s) -
                                     Investment Adviser

         (b)                        Front Cover Page; Management                                   *
                                     of the Fund(s) - Investment Adviser;
                                     Back Cover Page

         (c)                        Management of the Fund(s) -                                    *
                                     Investment Adviser

         (d)                        Management of the Fund(s) -                                    *
                                     Administrator

         (e)                        Management of the Fund(s) -                                    *
                                     Shareholder Servicing Agent;
                                     Back Cover Page

         (f)                        Information Concerning the                                     *
                                     Fund(s) - Expenses; Expense
                                     Summary


         (g)                        Investment Techniques -                                        *
                                     Portfolio Trading


     5A  (a), (b), (c)                             **                                              **

     6   (a)                        Information Concerning Shares                                  *
                                     of the Fund(s) - Description of
                                     Shares, Voting Rights and
                                     Liabilities; Information
                                     Concerning Shares of the Fund(s) -
                                     Redemptions and Repurchases;
                                     Information Concerning Shares
                                     of the Fund(s) - Purchases;
                                     Information Concerning Shares
                                     of the Fund(s) - Exchanges


         (b), (c), (d)                             *                                               *

         (e)                        Shareholder Services                                           *


         (f)                        Information Concerning Shares                                  *
                                     of the Fund(s) - Distributions;
                                     Shareholder Services -
                                     Distribution Options

         (g)                        Information Concerning Shares                                  *
                                     of the Fund(s) - Tax Status;
                                     Information Concerning Shares
                                     of the Fund(s) - Distributions

         (h)                        The Fund(s)                                                    *



     7   (a)                        Front Cover Page; Management                                   *
                                     of the Fund(s) - Distributor; Back
                                      Cover Page

         (b)                        Information Concerning Shares                                  *
                                     of the Fund(s) - Purchases;
                                     Information Concerning Shares
                                     of the Fund(s) - Net Asset Value

         (c)                        Information Concerning Shares                                  *
                                     of the Fund(s) - Purchases;
                                     Information Concerning Shares
                                     of the Fund(s) - Exchanges;
                                     Shareholder Services;
                                     Year 2000 Issues

         (d)                        Front Cover Page; Information                                  *
                                     Concerning Shares of the Fund(s) -
                                     Purchases; Shareholder Services

         (e)                        Information Concerning Shares                                  *
                                     of the Fund(s) - Distribution Plan;
                                     Expense Summary

         (f)                        Information Concerning Shares                                  *
                                     of the Fund(s) - Distribution Plan

         (g)                        Expense Summary; Information                                   *
                                     Concerning Shares of the
                                     Fund(s) - Purchases; Information
                                     Concerning Shares of the
                                     Fund(s) - Exchanges; Information
                                     Concerning Shares of the Fund(s) -
                                     Redemptions and Repurchases;
                                     Information Concerning Shares
                                     of the Fund(s) - Distribution Plan;
                                     Information Concerning Shares
                                     of the Fund(s) - Distributions;
                                     Information Concerning Shares
                                     of the Fund(s) - Performance
                                     Information; Shareholder
                                     Services

     8   (a), (b), (c), (d)         Information Concerning Shares                                  *
                                     of the Fund(s) - Redemptions and
                                     Repurchases; Shareholder
                                     Services


     9                                             *                                               *

    ITEM NUMBER                                                                            STATEMENT OF
FORM N-1A, PART B                        PROSPECTUS CAPTION                           ADDITIONAL INFORMATION
-----------------                        ------------------                           ----------------------

    10   (a), (b)                                  *                                 Front Cover Page

    11                                             *                                 Front Cover Page

    12                                             *                                 Definitions


    13   (a)                                       *                                 Investment Objective,
                                                                                      Policies

         (b), (c)                                  *                                 Investment Objective,
                                                                                      Policies; Investment
                                                                                      Restrictions

         (d)                        Additional Risk Factors - Portfolio                            *
                                     Trading

    14   (a), (b)                                  *                                 Management of the
                                                                                      Fund(s) - Trustees;
                                                                                      Management of the
                                                                                      Fund(s) -Officers

         (c)                                       *                                 Management of the
                                                                                      Fund(s) - Trustees;
                                                                                      Management of the
                                                                                      Fund(s) - Officers;
                                                                                      Trustee Compensation
                                                                                      Table

    15   (a), (b), (c)              Description of Shares, Voting                    Management of the Fund(s)
                                     Rights and Liabilities

    16   (a)                        Management of the Fund(s) -                      Management of the
                                     Investment Adviser                               Fund(s) - Investment
                                                                                      Adviser; Management
                                                                                      of the Fund(s) - Trustees;
                                                                                      Management of the
                                                                                      Fund(s) - Officers

         (b)                        Management of the Fund(s) -                      Management of the
                                     Investment Adviser                               Fund(s) - Investment
                                                                                      Adviser


         (c)                                       *                                               *


         (d)                                       *                                 Management of the
                                                                                      Fund(s) - Administrator
                                                                                      Management of the
                                                                                      Fund(s) - Distributor


         (e)                                       *                                 Portfolio Transactions
                                                                                      and Brokerage
                                                                                      Commissions


         (f)                        Information Concerning Shares                    Distribution Plan
                                     of the Fund(s) - Distribution Plan


         (g)                                       *                                               *


         (h)                                       *                                 Management of the
                                                                                      Fund(s) - Custodian;
                                                                                      Independent Auditors;
                                                                                      Back Cover Page

         (i)                                       *                                 Management of the
                                                                                      Fund(s) - Shareholder
                                                                                      Servicing Agent

    17   (a), (b) (c),                             *                                 Portfolio Transactions
         (d)                                                                          and Brokerage
                                                                                      Commissions

         (e)                                       *                                               *

    18   (a)                        Information Concerning Shares                    Description of Shares,
                                     of the Fund(s) - Description of                  Voting Rights and
                                     Shares, Voting Rights and                        Liabilities
                                     Liabilities


         (b)                                       *                                   *


    19   (a)                        Information Concerning Shares                    Shareholder Services
                                     of the Fund(s) - Purchases;
                                     Shareholder Services

         (b)                        Information Concerning Shares                    Management of the
                                     of the Fund(s) - Net Asset Value;                Fund(s) - Distributor;
                                     Information Concerning Shares                    Determination of Net
                                     of the Fund(s) - Purchases                       Asset Value and Performance

         (c)                        Information Concerning Shares                                  *
                                     of the Fund(s) - Redemptions and
                                     Repurchases


    20                                             *                                  Tax Status


    21   (a), (b)                                  *                                 Management of the
                                                                                      Fund(s) - Distributor;
                                                                                      Distribution Plan -
                                                                                      Distribution Fees


         (c)                                       *                                               *

    22   (a)                                       *                                               *


         (b)                                       *                                 Determination of Net
                                                                                      Asset Value and
                                                                                      Performance; Appendix
                                                                                      A - Performance
                                                                                      Information


    23                                             *                                 Independent Auditors
                                                                                      and Financial
                                                                                      Statements
-------------------
 *    Not Applicable

**    Contained in Annual Report

                         MFS UNION STANDARD EQUITY FUND


             SUPPLEMENT DATED FEBRUARY 1, 1999 TO THE PROSPECTUS AND
                     STATEMENT OF ADDITIONAL INFORMATION OF
                   MFS UNION STANDARD EQUITY FUND (THE "FUND")

     THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), ALSO DATED FEBRUARY 1, 1999, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.


     CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:                                        CLASS I
   Maximum Initial Sales Charge Imposed on Purchases of Fund
     Shares (as a percentage of offering price).........................  None
   Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable).. None


ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE
  NET ASSETS):
   Management Fees......................................................  0.65%
   Rule 12b-1 Fees......................................................  None
   Other Expenses (after expense limitation)(1)(2) .....................  0.20%
   Total Operating Expenses (after expense limitation) (2)..............  0.85%


---------
 (1) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(2) The Adviser has agreed to bear the Fund's expenses, subject to reimbursement by the Fund, such that "Other Expenses" do not exceed 0.20% per annum of the average daily net assets during the current fiscal year. Otherwise, "Other Expenses" and "Total Operating Expenses" on Class I shares would be 0.32% and 0.97%, respectively. See "Information Concerning Shares of the Fund - Expenses" in the Prospectus.
                               EXAMPLE OF EXPENSES


     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:


         PERIOD                                               CLASS I
         ------                                               -------
           1 year......................................         $  9
           3 years.....................................           27
           5 years.....................................           47
         10 years......................................          105


     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

     THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

     The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Deloitte & Touche LLP.


FINANCIAL HIGHLIGHTS - CLASS I SHARES

                                                                  YEAR ENDED SEPTEMBER 30,          PERIOD ENDED
                                                                -------------------------------     SEPTEMBER 30,
                                                                1998     1997      1996    1995         1994****
                                                                ----     ----      ----    ----     ------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $16.43   $13.85    $11.85   $ 9.64     $ 10.00
                                                               ------   ------    ------   ------     -------
Income from investment operations# -
     Net investment incomess.                                  $ 0.16   $ 0.17    $ 0.18   $ 0.17     $  0.12
     Net realized and unrealized gain (loss) on investments      1.94     4.01      2.25     2.14       (0.48)
                                                               ------   ------    ------   ------     -------
         Total from investment operations                      $ 2.10   $ 4.18    $ 2.43   $ 2.31     $ (0.36)
                                                               ------   ------    ------   ------     -------
Less distributions declared to shareholders -
     From net investment income                                $(0.18)  $(0.19)   $(0.15)  $(0.10)    $   --
     From net realized gain on investments                      (1.39)   (1.41)    (0.28)    --           --
                                                               -------  -------   ------- ------      -------
         Total distributions declared to shareholders          $(1.57)  $(1.60)   $(0.43)  $(0.10)        --
                                                               -------  -------   -------  -------    -------
Net asset value - end of period                                $16.96   $16.43    $13.85   $11.85     $  9.64
                                                               ------   ------    ------   ------     -------
Total return                                                    13.74%   32.51%    20.96%   24.21%      (3.60)%++
Ratios (to average net assets)/Supplemental data(s)
     Expenses                                                    0.85%    0.97%     1.00%    1.00%       1.00%+
     Net investment income                                       0.95%    1.12%     1.36%    1.58%       1.55%+
Portfolio turnover                                               43%       49%       81%     125%         48%
Net assets at end of period (000 omitted)                     $76,408  $68,527   $49,318  $35,842     $22,184

---------
*** For the period from the commencement of the Fund's investment operations,
    January 14, 1994, through September 30, 1994.
  + Annualized.
 ++ Not annualized.
#   Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) Effective February 1, 1997 subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than
    0.20% of Fund's average daily net assets. Prior to February 1, 1997, the investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.00% of the Fund's average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

     Net investment income                                     $ 0.14   $ 0.15    $ 0.18   $ 0.16      $ 0.07
     Ratios (to average net assets):
         Expenses##                                              0.97%    1.11%     1.03%    1.12%       1.64%+
         Net investment income                                   0.83%    0.98%     1.33%    1.49%       0.9%+


ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following Eligible
Purchasers:

  (i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

 (ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii) any retirement plan, endowment or foundation which: (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); and (b) invests at least $3 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases in smaller amounts if it believes, in its sole discretion, that such entity will make additional investments which will cause its total investment to equal or exceed $3 million, within a reasonable period of time;


 (iv) bank trust departments or law firms acting as trustee or manager for trust accounts which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department or law firm will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time; and


(v) certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

     In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Four classes of shares of the Fund currently are offered for sale: Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class A, Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may only purchase Class I shares directly through MFD. Class I shares do not have exchange privileges with any other MFS Fund. Eligible Purchasers may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.


                 THE DATE OF THIS SUPPLEMENT IS FEBRUARY 1, 1999

MFS(R) UNION STANDARD(R)                                              PROSPECTUS
EQUITY FUND                                                     FEBRUARY 1, 1999


                                           CLASS A SHARES OF BENEFICIAL INTEREST
                                           CLASS B SHARES OF BENEFICIAL INTEREST
(A member of the                           CLASS C SHARES OF BENEFICIAL INTEREST
MFS Family of Funds(R))
--------------------------------------------------------------------------------
500 Boylston St., Boston, MA 02116    (617) 954-5000


MFS Union Standard(R) Equity Fund (the "Fund") is a series of MFS Series Trust XI (the "Trust"), a professionally managed open-end, investment management company. The Fund's investment objective is to provide long term growth of capital. The Fund invests in companies which meet certain labor sensitivity criteria and may make economically targeted investments. The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases").


The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.


This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Fund has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information dated February 1, 1999, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Fund. The SAI is incorporated into this Prospectus by reference. See page 36 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site (http://www.sec.gov) that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
                BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY
               STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
                AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
                COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                     OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS
                                                                          PAGE


 1. Expense Summary ...................................................      3
 2. Condensed Financial Information ...................................      5
 3. The Fund ..........................................................      8
 4. Universe of Labor Sensitive Companies .............................      8
 5. Investment Objective and Policies .................................     10
 6. Certain Securities and Investment Techniques ......................     10
 7. Management of the Fund ............................................     15
 8. Year 2000 Issues ..................................................     16
 9. Information Concerning Shares of the Fund .........................     17
      Purchases .......................................................     17
      Exchanges .......................................................     24
      Redemptions and Repurchases .....................................     25
      Distribution Plan ...............................................     28
      Distributions ...................................................     30
      Tax Status ......................................................     30
      Net Asset Value .................................................     31
      Description of Shares, Voting Rights and Liabilities ............     32
      Performance Information .........................................     32
      Provision of Annual and Semi-Annual Reports .....................     33
      Expenses ........................................................     33
10. Shareholder Services ..............................................     34
Appendix A ............................................................    A-1
Appendix B ............................................................    B-1

1.  EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:               CLASS A    CLASS B    CLASS C
                                                -------    -------    -------
  Maximum Initial Sales Charge Imposed on
    Purchases of Fund Shares (as a
    percentage of public offering price) ..   5.75%         0.00%      0.00%
  Maximum Contingent Deferred Sales Charge
    (as a percentage of original purchase
    price or redemption proceeds, as
    applicable) ...........................  See Below(1)   4.00%      1.00%


ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees .........................   0.65%         0.65%      0.65%
  Rule 12b-1 Fees .........................   0.35%(2)      1.00%(3)   1.00%(3)
  Other Expenses (after expense limitation)
    (4)(5) ................................   0.20%         0.20%      0.20%
                                              ----          ----       ----
  Total Operating Expenses (after expense
    limitation) (4) .......................   1.20%         1.85%      1.85%


------------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund -- Purchases" below).

(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.

(3) The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B and Class C shares, respectively. Distribution expenses paid under the Distribution Plan, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.


(4) The Adviser has agreed to bear the Fund's expenses, subject to reimbursement by the Fund, such that "Other Expenses" do not exceed 0.20% per annum of the average daily net assets of each such class during the current fiscal year. Otherwise, "Other Expenses" on Class A, Class B and Class C shares would be 0.32% per annum, respectively, and "Total Operating Expenses" on Class A, Class B and Class C shares would be 1.32%, 1.97% and 1.97% per annum, respectively. See "Information Concerning Shares of the Fund -- Expenses".

(5) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."


                             EXAMPLE OF EXPENSES
An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


PERIOD                            CLASS A       CLASS B             CLASS C
                                   ----     ----------------  ----------------
                                                      (1)               (1)
 1 year  ........................  $ 69       $ 59    $ 19      $ 30    $ 20
 3 years ........................    93         88      58        62      62
 5 years ........................   120        120     100       100     100
10 years ........................   195        200(2)  200(2)    217     217


------------
(1) Assumes no redemption.

(2) Class B shares convert to Class A shares approximately 8 years after purchase; therefore, years nine and ten reflect Class A expenses.


The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses are set forth in the following sections of this Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases";
(iii) management fee -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."


THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


2.  CONDENSED FINANCIAL INFORMATION

The following information has been audited for the period ended September 30, 1998 and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders. The financial statements contained therein are incorporated by reference into the SAI. The financial statements are incorporated in reliance upon the report of the Fund's independent auditors, given upon their authority, as experts in accounting and auditing. The Fund's independent auditors are Deloitte & Touche LLP.

                                      FINANCIAL HIGHLIGHTS
                                         CLASS A SHARES
--------------------------------------------------------------------------------------------------
                                                             YEAR ENDED               PERIOD ENDED
                                                           SEPTEMBER 30,             SEPTEMBER 30,
                                                                1998                     1997*
--------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                          $16.40                    $16.13
                                                               ------                    ------
Income from investment operations# -
  Net investment income(S)                                     $ 0.10                    $ 0.03
  Net realized and unrealized gain on investments                1.92                      0.24
                                                               ------                    ------
    Total from investment operations                           $ 2.02                    $ 0.27
                                                               ------                    ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.18)                   $ --
  From net realized gain on investments                         (1.39)                     --
                                                               ------                    ------
    Total distributions declared to shareholders               $(1.57)                   $ --
                                                               ------                    ------
Net asset value - end of period                                $16.85                    $16.40
                                                               ------                    ------
Total return(+)                                                13.31%                     1.67%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses                                                      1.20%                     1.20%+
  Net investment income                                         0.57%                     0.86%+
PORTFOLIO TURNOVER                                                43%                       49%
NET ASSETS AT END OF PERIOD (000 OMITTED)                     $10,915                      $536

  * For the period from the inception of Class A, August 7, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.20% of the Fund's average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

      Net investment income                                    $ 0.08                    $ 0.03
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                              1.32%                     1.34%+
        Net investment income                                   0.45%                     0.72%+

                                      FINANCIAL HIGHLIGHTS
                                         CLASS B SHARES
--------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED               PERIOD ENDED
                                                           SEPTEMBER 30,             SEPTEMBER 30,
                                                                1998                     1997**
----------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                          $16.43                    $16.24
                                                               ------                    ------
Income from investment operations# -
  Net investment loss(S)                                       $(0.01)                   $(0.01)
  Net realized and unrealized gain on investments                1.94                      0.20
                                                               ------                    ------
    Total from investment operations                           $ 1.93                    $ 0.19
                                                               ------                    ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.16)                   $ --
  From net realized gain on investments                         (1.39)                     --
                                                               ------                    ------
    Total distributions declared to shareholders               $(1.55)                   $ --
                                                               ------                    ------
Net asset value - end of period                                $16.81                    $16.43
                                                               ------                    ------
Total return                                                   12.65%                     1.17%++
RATIO (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses                                                      1.85%                     1.85%+
  Net investment loss                                         (0.05)%                   (0.37)%+
PORTFOLIO TURNOVER                                                43%                       49%
NET ASSETS AT END OF PERIOD (000 OMITTED)                      $2,405                       $17

 ** For the period from the inception of Class B, August 11, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.20% of the Fund's average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:

      Net investment loss                                      $(0.03)                   $(0.01)
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                              1.97%                     1.99%+
        Net investment loss                                   (0.17)%                   (0.52)%+


                                      FINANCIAL HIGHLIGHTS
                                         CLASS C SHARES

--------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED               PERIOD ENDED
                                                           SEPTEMBER 30,             SEPTEMBER 30,
                                                                1998                    1997***
----------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                          $16.43                    $16.24
                                                               ------                    ------
Income from investment operations# -
  Net investment income (loss)(S)                              $(0.02)                   $ 0.01
  Net realized and unrealized gain on investments                1.95                      0.18
                                                               ------                    ------
    Total from investment operations                           $ 1.93                    $ 0.19
                                                               ------                    ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.17)                   $ --
  From net realized gain on investments                         (1.39)                     --
                                                               ------                    ------
    Total distributions declared to shareholders               $(1.56)                   $ --
                                                               ------                    ------
Net asset value - end of period                                $16.80                    $16.43
                                                               ------                    ------
Total return                                                   12.70%                     1.17%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses                                                      1.85%                     1.85%+
  Net investment income (loss)                                (0.10)%                     0.63%+
PORTFOLIO TURNOVER                                                43%                       49%
NET ASSETS AT END OF PERIOD (000 OMITTED)                      $1,067                        $4

*** For the period from the inception of Class C, August 11, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.20% of the Fund's average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

      Net investment income (loss)                            $(0.04)                   $ 0.01
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                             1.97%                     1.99%+
        Net investment income (loss)                         (0.22)%                     0.49%+

3.  THE FUND
The Fund is a diversified series of the Trust, an open-end, investment management company. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts on September 1, 1993.


Three classes of shares of the Fund are currently offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.


The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. A majority of the Trustees of the Fund are not affiliated with the Adviser. The Adviser is responsible for the management of the Fund's assets and manages the Fund's portfolio from day to day in accordance with its investment objective and policies. The selection of investments and the way they are managed depend upon the conditions and trends in the economy and the financial market places. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

4.  UNIVERSE OF LABOR SENSITIVE COMPANIES
MFS has retained two professors with the University of Notre Dame Department of Economics, (the "Consultants") to screen companies for consideration for investment by the Fund based on certain labor-sensitivity criteria. The Consultants provide MFS with a list of companies which comprise the Universe of Labor Sensitive Companies from which investments are chosen by MFS for the Fund, and will update this list from time to time. The criteria used in developing and maintaining the Universe of Labor Sensitive Companies involve the initial use of quantitative guidelines and the subsequent use of qualitative guidelines applied by the Consultants with the guidance of the Labor Advisory Board (the "Advisory Board"), which is comprised of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts. The Advisory Board provides guidance to the Consultants in the development, refinement and application of qualitative and quantitative labor sensitivity criteria for the development and maintenance of the Universe of Labor Sensitive Companies.

In selecting companies for inclusion in the Universe of Labor Sensitive Companies, the Consultants first compile a list of companies with labor agreements. The sources for this list include the research departments of various international unions, publicly available documents and government reports. The Consultants then apply quantitative guidelines which, as of the date of this Prospectus, measure the degree to which a company's workforce is unionized. At their discretion, the Consultants may vary from time to time the labor sensitivity factors they consider or change the emphasis they place on any specific factor.

After the Consultants have applied the quantitative guidelines, the list is then reviewed by the Advisory Board, which assists in the application of qualitative guidelines which take into account a number of labor sensitivity criteria. The qualitative factors considered include, as of the date of this Prospectus, whether the company is manufacturing or has manufactured products on the boycott list of the AFL-CIO or certain other unions, whether the company is or has been involved in strikes or lock-outs, and whether the company has demonstrated patterns of non-compliance with applicable labor or health and safety laws. The Advisory Board also considers patterns of outsourcing and associated plant closings, patterns of strikes or lockouts, the degree to which a company's labor relations vary throughout different divisions, subsidiaries, or parts of their company and the extent of foreign ownership of a company with a unionized workforce, and will vary from time to time.

The Universe of Labor Sensitive Companies and any subsequent updates are supplied to MFS by the Consultants. MFS purchases, for the Fund's portfolio, securities of companies included in the Universe of Labor Sensitive Companies in accordance with its investment objective and policies, but is under no obligation to purchase any securities of particular companies included in the Universe of Labor Sensitive Companies. Because the criteria applied in the selection of companies included in the Universe of Labor Sensitive Companies may exclude entirely or under- or over-weight particular industry sectors relative to broadly-based stock indices such as the S&P 500, the Fund's investment options will be more limited than a fund that does not focus on labor sensitive companies.

The Fund intends to readjust its securities holdings periodically so that, with respect to 65% of its total assets, those holdings will not include, to the extent reasonably practicable, the securities of any company which has been eliminated from the Universe of Labor Sensitive Companies, however, the Fund is not required to sell a security which has been eliminated from this Universe. The timing and extent of adjustments in the holdings of the Fund will reflect the judgment of MFS as to the appropriate balance as among the goal of excluding from its portfolio the securities of a company which has been eliminated from the Universe of Labor Sensitive Companies, the goal of seeking to achieve the Fund's investment objective and the goal of minimizing transaction costs. The Fund is not managed by MFS with the objective of correlating its holdings with the composition of the Universe of Labor Sensitive Companies, but rather of investing in the securities of those companies contained in Universe of Labor Sensitive Companies possessing the best prospects for achieving the Fund's investment objective. The selection of a company for investment by the Fund does not constitute an endorsement or validation by the Fund or MFS of the criteria applied by the Consultants and the Advisory Board in the development or maintenance of the Universe of Labor Sensitive Companies. The Consultants do not determine the investment policies of the Fund or decide which securities of companies included in the Universe of Labor Sensitive Companies the Fund will buy and sell.

Pursuant to a Proxy Services Agreement between JMR/Financial Inc. and the Trust, acting on behalf of the Fund, JMR/Financial Inc. shall vote all proxies of companies included in the Fund's portfolio consistent with proxy voting guidelines established by the AFL-CIO, unless the Board of Trustees of the Trust directs otherwise. These guidelines obligate JMR/Financial Inc. to make voting decisions consistent with the economic best interests of shareholders of the Fund, and set forth considerations to be taken into account by JMR/ Financial Inc. with respect to certain types of proxy proposals.


5.  INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE -- The investment objective of the Fund is to provide long-term growth of capital. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective. To the extent consistent with the Fund's objective of long term growth of capital, dividend and interest income may be a consideration of the Fund when deciding whether to purchase securities for its portfolio.


INVESTMENT POLICIES -- The Fund seeks to achieve its investment objective by investing, under normal market conditions, not less than 65% of its total assets in equity securities of companies contained in the Universe of Labor Sensitive Companies, and may invest up to 35% of its total assets in equity securities of companies which are not contained in the Universe. The Fund's policy is to invest a substantial proportion of its assets in equity securities of companies believed by the Adviser to possess opportunities for long-term capital growth with emphasis on progressive, well-managed companies.


Up to 10% of the Fund's total assets may be invested in equity securities where such investment is consistent with an economically targeted investment strategy. An economically targeted investment ("ETI") is an investment designed to produce a competitive return as measured against the Fund's other investments, as well as to create collateral economic benefits for a targeted geographical area, group of people or sector of the economy. Such collateral economic benefits may include, for example, expanding employment opportunities, increasing the availability of affordable housing, building or improving schools, health care facilities or infrastructure, assisting minority- or women-owned businesses, developing alternative energy systems, reducing pollution and increasing the tax base. The Fund's ETI strategy is subject to its limitation on investments in restricted securities. See "Certain Securities and Investment Techniques -- Restricted Securities" below.

The use of options, futures contracts and options on futures contracts may result in the loss of principal, particularly where such instruments are traded for other than hedging purposes. See "Certain Securities and Investment Techniques" below.

6.  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES
Additional information about securities transactions and investment techniques described below can be found under the caption "Investment Objectives, Policies and Restrictions" in the SAI.

EQUITY SECURITIES: The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

SHORT-TERM INVESTMENTS: The Fund may invest in cash or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $1 billion or more, commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. During periods of unusual market conditions when MFS believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash or cash equivalents.

LENDING OF SECURITIES: The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government securities or a letter of credit). The value of securities loaned will not exceed 30% of the value of the Fund's total assets.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, a Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures which are intended to minimize risk.

WHEN-ISSUED SECURITIES: In order to help ensure the availability of suitable securities for its portfolio, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Fund will take delivery of such securities. In general, the Fund does not pay for the securities until received and does not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Fund will segregate liquid assets sufficient to cover its commitments. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on such basis may involve more risk than other types of purchases.

RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight of the liquidity determinations, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell those securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS: The Fund may enter into transactions in options and futures contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to increase the Fund's gross income.

OPTIONS
OPTIONS ON SECURITIES -- The Fund may write (sell) covered call and put options and purchase call and put options on securities. The Fund will write options on securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge, up to the amount of the premium, less any transaction costs. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, resulting in losses which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

OPTIONS ON STOCK INDICES -- The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
FUTURES CONTRACTS -- The Fund may purchase and sell futures contracts on stock indices ("Futures Contracts"). The Fund will utilize Futures Contracts for hedging and non-hedging purposes, subject to applicable law. For example, purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline or a general increase in interest rates, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of such Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market or a general decline in interest rates may be offset, in whole or in part, by gains on stock index futures contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS -- The Fund may purchase and write options on Futures Contracts ("Options on Futures Contracts"). Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call Options on Futures Contracts may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such Options, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS -- Although the Fund will enter into certain transactions in Futures Contracts, Options on Futures Contracts and options for hedging purposes, such transactions do involve certain risks. For example, a lack of correlation between the index or instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. "Cross hedging" transactions may involve greater correlation risks. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. As noted, the Fund may also enter into transactions in such instruments for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be extremely volatile from time to time, as discussed in the SAI, which could increase the risks incurred by the Fund in entering into such transactions.

Transactions in options may be entered into on U.S. exchanges regulated by the SEC and in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission (the "CFTC").

Transactions in options, Futures Contracts and Options on Futures Contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other positions. For example, the Fund may sell Futures Contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the Futures Contract will not be offset by gains on an portfolio securities comprising such index, as might occur in connection with a hedging transaction.

                             --------------------

PORTFOLIO TRADING
The Fund intends to manage its portfolio by buying and selling securities in accordance with its investment objective and policies. The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. For a description of the strategies which may be used by the Fund in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, MFS may consider sales of shares of investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. For a further discussion of portfolio trading, see the SAI.

                             --------------------

The SAI includes a discussion of other investment policies and techniques and a listing of specific investment restrictions which govern the Fund's investment policies. Certain investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Restrictions" in the SAI). Except with respect to the Fund's policy on borrowing and investing in illiquid securities, the Fund's investment limitations and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


7.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- MFS manages the Fund pursuant to an Investment Advisory Agreement dated December 8, 1993 (the "Advisory Agreement") with the Trust on behalf of the Fund. Under the Advisory Agreement, MFS provides the Fund with overall investment advisory services. Mitch Dynan is the portfolio manager of the Fund. Mr. Dynan, a Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since June 1986 and has managed the Fund since March 1, 1997. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For its services and facilities, MFS receives a management fee, computed and paid monthly, in an amount equal to 0.65% per annum of the average daily net assets of the Fund. For the fiscal year ended September 30, 1998, MFS received fees under the Advisory Agreement of $556,406 (equivalent on an annualized basis to 0.65% of the Fund's average daily net assets).

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life"), in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under management of the MFS organization were approximately $86.8 billion on behalf of approximately 3.5 million investor accounts as of October 30, 1998. As of such date, the MFS organization managed approximately $58.9 billion of assets in equity securities and approximately $20.6 billion in fixed income portfolios and fixed income portfolios of MFS
Institutional Advisors, Inc. Approximately $    billion of the assets managed
by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life. The Directors of MFS are John W. Ballen, Thomas J. Cashman, Joseph W. Dello Russo, John D. McNeil, Kevin R. Parke, Arnold D. Scott, William W. Scott Jr., Jeffrey L. Shames and Donald A. Stewart. Mr. Shames is the Chairman and Chief Executive Officer of MFS, Mr. Ballen is the President and the Chief Investment Officer of MFS, Mr. Cashman is an Executive Vice President of MFS, Mr. Dello Russo is the Chief Financial Officer and an Executive Vice President of MFS, Mr. Parke is the Chief Equity Officer, Director of Equity Research and an Executive Vice President of MFS, Mr. Arnold Scott is the Secretary and a Senior Executive Vice President of MFS and Mr. William Scott is the President of MFS Fund Distributors, Inc., the distributor of MFS Funds. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

Jeffrey L. Shames, the Chairman and Chief Executive Officer of MFS, is the Chairman, President and a Trustee of the Fund. W. Thomas London, James O. Yost, Ellen M. Moynihan, Mark E. Bradley, Stephen E. Cavan, and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Fund.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.

ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.


8.  YEAR 2000 ISSUES
The Fund could be adversely affected if the computer systems used by MFS, the Fund's other service providers or the companies in which the Fund invests do not properly process date-related information from and after January 1, 2000 (the "Year 2000 Issue"). MFS recognizes the importance of the Year 2000 Issue and, to address Year 2000 compliance, created a Year 2000 Program Management Office in 1996, which is separately funded, has a specialized staff and reports directly to MFS Senior Management. The Office, with the help of external consultants, is responsible for ascertaining that all internal systems, data feeds and third party applications are Year 2000 compliant. While MFS is confident that all MFS systems will be Year 2000 compliant before the turn of the century, there are significant systems interdependencies in the domestic and foreign markets for securities, the business environments in which companies held by the Fund operate and in MFS' own business environment. MFS has been actively working with the Fund's other service providers to identify and respond to potential problems in an effort to ensure Year 2000 compliance or develop contingency plans. Year 2000 compliance is also one of the factors considered by MFS in its ongoing assessment of companies in which the Fund invests. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Fund.

9.  INFORMATION CONCERNING SHARES OF THE FUND
PURCHASES
Class A, Class B and Class C shares of the Fund may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A, Class B and Class C shares to the general public which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:


                                                            SALES CHARGE* AS
                                                             PERCENTAGE OF:
                                                  ------------------------------------     DEALER ALLOWANCE
                                                                         NET AMOUNT         AS A PERCENTAGE
AMOUNT OF PURCHASE                                 OFFERING PRICE         INVESTED         OF OFFERING PRICE
------------------                                 --------------         --------         -----------------
Less than $50,000 ..............................        5.75%               6.10%                5.00%
$50,000 but less than $100,000 .................        4.75                4.99                 4.00
$100,000 but less than $250,000 ................        4.00                4.17                 3.20
$250,000 but less than $500,000 ................        2.95                3.04                 2.25
$500,000 but less than $1,000,000 ..............        2.20                2.25                 1.75
$1,000,000 or more .............................        None**              None**             See Below**

--------------------
*  Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
 ** A CDSC will apply to such purchases, as discussed below.


MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.

    PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following five circumstances, Class A shares are offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:


      (i) on investments of $1 million or more in Class A shares;

     (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: (a) the Plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either
          (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;


    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan established an account with the Shareholder Servicing Agent on or after July 1, 1996; (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and (d) the plan has not redeemed its Class B shares in the MFS Funds in order to purchase Class A shares under this category.

     (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan established an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; and

      (v) on investments in Class A shares by certain retirement plans subject to ERISA; if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plans's records are maintained on a pooled basis by the Shareholder Servicing Agent; and
          (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers as follows:


  COMMISSION PAID BY MFD TO DEALERS         CUMULATIVE PURCHASE AMOUNT
                1.00%                       On the first $2,000,000, plus
                0.80%                       Over $2,000,000 to $3,000,000, plus
                0.50%                       Over $3,000,000 to $50,000,000, plus
                0.25%                       Over $50,000,000


For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under
Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

      (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

     (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulation which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                                                              CONTINGENT
YEAR OF REDEMPTION                                          DEFERRED SALES
AFTER PURCHASE                                                  CHARGE

First ................................................            4%
Second ...............................................            4%
Third ................................................            3%
Fourth ...............................................            3%
Fifth ................................................            2%
Sixth ................................................            1%
Seventh and following ................................            0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).


Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent between July 1, 1996 and December 31, 1998 will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which establishes its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998), MFD pays no up front commissions to dealers, but instead pays an amount to dealers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus Product.

Certain retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established an account with the Shareholder Servicing Agent between July 1, 1996 and December 31, 1998; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or
(iii) is acquired by, merged into, or consolidated with, any other entity.

In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which establishes its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998). A plan with a pre-existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not becone eligible for this waiver category.

    CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bears to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.


CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan by the Fund to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Code, if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.

    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.

    SUBSEQUENT INVESTMENT BY TELEPHONE. Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Fund considers the underlying redemption request conditioned upon the acceptance of the underlying purchase request. Therefore, in the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The MFS Family of Funds is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The MFS Family of Funds defines a "market timer" as an individual, or organization acting on behalf of one or more individudals, if (i) the individual or organization makes six or more exchange requests among the MFS Family of Funds or three or more exchange requests out of any of the MFS high yield bond funds or MFS municipal bond funds per calender year and (ii) any one of such exchange requests represents shares equal in value to $1 million or more. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including (i) delaying for up to seven days the purchase side of an exchange request by market timers,
(ii) rejecting or otherwise restricting purchase or exchange requests by market timers; and (iii) permitting exchanges by market timers only into certain MFS Funds. In the event that any individual or entity is determined either by the Fund or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of that calendar year. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.


    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                             --------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth in this paragraph above.

GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C shares and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

    SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent. With respect to written requests for redemptions, no signature guarantee or evidence that the individual executing the stock power, written request for redemption or letter of instruction will be required if the amount of the redemption proceeds does not exceed specified minimums established from time to time by MFD and the proceeds are wired or mailed to a predesignated account or address.

    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C Shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are common to each class of shares, as described below.

    SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

    OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

    CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

    CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefore, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

    CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.35%, 1.00% and 1.00% per annum, respectively.


DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on an annual basis. The Fund may make one or more distributions during the calendar year to its shareholders from any net realized long-term or short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the distributing class. See "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.


TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes.


Shareholders of the Fund normally will have to pay federal income tax, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or reinvested in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends received deduction for corporations. Shareholders that are not liable for income taxes, such as pension plans, generally will not pay taxes on Fund dividends or capital gain distributions. Non-tax-exempt shareholders should consult their tax advisers before making an investment in the Fund.

Shortly after the end of each calendar year, each non-tax-exempt shareholder will be sent a statement setting forth the federal income tax status of all dividends and capital gain distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is generally free of current taxes but results in a basis reduction), and the amount, if any, of federal income tax withheld.

Fund distributions will reduce it's net asset value per share. Non-tax-exempt shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on dividends and other payments that are subject to such withholding, and that are made to persons who are neither citizens nor residents of the U.S. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on dividends, capital gain distributions, and redemption proceeds paid to any non-corporate shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or (with respect to dividends and such distributions) who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.

NET ASSET VALUE
The net asset value per share of each class of shares of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market or other fair value, as described in the SAI. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day. The Fund has authorized one or more dealers to receive purchase and redemption orders on behalf of the Fund. Such dealers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized dealer or, if applicable, a dealer's authorized designee, receives the order. Customer orders will be priced at the net asset value of the Fund next computed after such orders are received by an authorized dealer or the dealer's authorized designee.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain institutional investors, entitled Class I shares. Each share of a class represents an equal proportionate interest in the Fund with each other share of that class subject to any liabilities of the particular class. Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Each class of shares of the Fund will vote separately on any material increase in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the Fund on all other matters. The Fund has reserved the right to create series of shares and to issue additional classes of shares. Each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. The Fund does not intend to hold annual shareholder meetings. The Fund's Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).

Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance) and the Fund itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide yield, current distribution rate and total rate of return quotations for each class of its shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. From time to time the Fund may also compare its performance to the LSI. Yield quotations are based on the annualized net investment income per share allocated to each class of the Fund over a 30-day period stated as a percent of the maximum public offering price of that class on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is calculated by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceeding twelve-month period; (iii) dividing the results by the maximum offering price or net asset value per share on the last day of the period. Current distribution rate calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and may be calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in a class of shares of the Fund made at the maximum public offering price of shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will therefore be higher. The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates.

All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only annualized net portfolio income as of a stated period of time and current distribution rate reflects only the annualized rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended September 30, 1998, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

PROVISION OF ANNUAL AND SEMIANNUAL REPORTS
To avoid sending duplicate copies of materials to households, effective September 15, 1998, only one copy of the Funds annual and semiannual report may be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may call the Shareholder Servicing Agent at 1-800-225-2606 to request that copies of such reports be sent personally to that shareholder.

EXPENSES
The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS or MFD) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes, membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing, prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental offiers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series of the Trust are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's expenses such that the Fund's "Other Expenses," which are defined to include all Fund expenses (after taking into effect any compensating balance and offset arrangements) except for management fees, Rule 12b-1 fees, taxes, extraordinary expenses, brokerage and transaction costs and class specific expenses do not exceed 0.20% per annum of its average daily net assets (the "Maximum Percentage"). The payments made by MFS on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Fund's "Other Expenses" will not exceed the Maximum Pencentage. The obligation of MFS to bear the Fund's other expenses pursuant to this arrangement, and the Fund's obligation to pay the reimbursement fee to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or December 31, 1998.

10.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).


ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. Cancelled checks, if any, will be sent to shareholders monthly. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the last business day of the month. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or the MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow arrangements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or the MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable
CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.


    DOLLAR COST AVERAGING PROGRAMS --
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds (and, in the case of Class C shares, for shares of MFS Money Market Fund) if such funds are available for sale under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges from MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C Shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

                             --------------------

The Fund's SAI, dated February 1, 1999, as amended or supplemented from time to time, contains more detailed information about the Fund, including, but not limited to, information related to: (i) investment objective, policies and restrictions; (ii) Trustees, officers and investment adviser; (iii) portfolio transactions; (iv) the method used to calculate performance quotations of the Fund; (v) various services and privileges provided for the benefit of shareholders; (vi) the Distribution Plan; (vii) determination of net asset value of shares of the Fund; and (viii) certain voting rights of shareholders.

                                  APPENDIX A

                           WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares is waived (Section II), and the CDSC for Class B and Class C shares is waived (Section
III). Some of the following information will not apply to certain Funds in the MFS Family of Funds, depending on which classes of shares are offered by such fund. As used in the Prospectus and any appendices thereto, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFS Fund Distributors Inc. ("MFD").


  I. WAIVERS OF ALL APPLICABLE SALES CHARGES
     In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, is waived:

     1. DIVIDEND REINVESTMENT

        o Shares acquired through dividend or capital gain reinvestment; and

        o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

     2. CERTAIN ACQUISITIONS/LIQUIDATIONS

        o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

     3. AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

        o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;

        o Trustees and retired trustees of any investment company for which MFD serves as distributor;

        o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

        o Employees or registered representatives of dealers;

        o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

        o Institutional Clients of MFS or MFS Institutional Advisors, Inc. ("MFSI").

     4. INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

        o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

     5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

        INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

        o Death or disability of the IRA owner.

        SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

        o Death, disability or retirement of 401(a) or ESP Plan participant;

        o Loan from 401(a) or ESP Plan;

        o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

        o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the 401(a) or ESP Plan);

        o Tax-free return of excess 401(a) or ESP Plan contributions;

        o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the 401(a) or ESP Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

        o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.


        o Shares purchased by certain retirement plans or trust accounts if: (i) the plan is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one if its affiliates and (ii) the shares purchased or redeemed represent transfers from or transfers to plan investments other than the MFS Funds of which retirement plan recordkeeping services are provided under the terms of such agreement.

        SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")


        o Death or disability of SRO Plan participant.

     6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

        o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

     7. LOAN REPAYMENTS

        o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

 II. WAIVERS OF CLASS A SALES CHARGES

     In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares is waived:

     1. WRAP ACCOUNT INVESTMENTS AND FUND "SUPERMARKET" INVESTMENTS

        o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.


     2. INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS


        o Shares acquired by insurance company separate accounts.


     3. RETIREMENT PLANS


        ADMINISTRATIVE SERVICES ARRANGEMENTS

        o Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.


        REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS


        o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        Shares redeemed on account of distributions made under the following circumstances:

        IRA'S

        o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        o Tax-free returns of excess IRA contributions.

        401(a) PLANS

        o Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

        o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a Plan.

        ESP PLANS AND SRO PLANS

        o Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.


     4. PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)


        o Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases subject to a CDSC" above). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.


     5. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES

        o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.

     6. BANK TRUST DEPARTMENTS AND LAW FIRMS

        o Share acquired by certain bank trust department or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES


     In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

     1. SYSTEMATIC WITHDRAWAL PLAN

        o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended), of the account value at the time of establishment.

     2. DEATH OF OWNER

        o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

     3. DISABILITY OF OWNER

        o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

     4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

        IRA'S, 401(a) PLANS, ESP PLANS AND SRO PLANS

        o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

        SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

        o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

        o Death or disability of a SAR-SEP Plan participant.

                                  APPENDIX B

              DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
          U.S. GOVERNMENT AGENCIES, AUTHORITIES OR INSTRUMENTALITIES

FHA DEBENTURES are debentures issued by the Federal Housing Administration and fully and unconditionally guaranteed by the U.S. Government.

GNMA CERTIFICATES are mortgage-backed securities, with timely payment guaranteed by the full faith and credit of the U.S. Government which represent partial ownership interests in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is also insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration.

FHLMC BONDS are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation and are not guaranteed by the U.S. Government.

FNMA BONDS are bonds issued and guaranteed by the Federal National Mortgage Association and are not guaranteed by the U.S. Government.

PUBLIC HOUSING NOTES AND BONDS are short-term project notes and long-term bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is guaranteed by the full faith and credit of the U.S. Government.

SBA DEBENTURES are debentures issued and guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

SLMA DEBENTURES are debentures backed by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

TITLE XI BONDS are ship financing bonds issued under Title XI of the Merchant Marine Act of 1936, as amended, and guaranteed by the Maritime Administration of the U.S. Government.

WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS are bonds issued by the Washington Metropolitan Area Transit Authority and guaranteed by the full faith and credit of the U.S. Government.

The list of securities set forth above does not purport to be an exhaustive compilation of all debt obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities. The Fund reserves the right to invest in debt obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities in addition to those listed above.

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend
Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

                                                                  ------------
                                                                    BULK RATE
[LOGO] M F S(R)                                                   U.S. POSTAGE
INVESTMENT MANAGEMENT                                                 PAID
We invented the mutual fund(R)                                         MFS
                                                                  ------------
MFS(R) UNION STANDARD(R) EQUITY FUND
500 Boylston Street, Boston, MA 02116-3741



This is your fund's current prospectus.
Please keep it with your financial records
because it provides important information
about your investment.
                                                  USE-1-2/98/65M   [Union Bug]

[LOGO] M F S(R)
INVESTMENT MANAGEMENT

MFS(R) UNION STANDARD(R)                                  STATEMENT OF
EQUITY FUND                                               ADDITIONAL INFORMATION


(A Member of the MFS Family of Funds(R))                  February 1, 1999
--------------------------------------------------------------------------------
                                                                          Page
 1.  Definitions ....................................................        2
 2.  Investment Objective and Policies ..............................        2
 3.  Investment Restrictions ........................................        7
 4.  Management of the Fund .........................................        9
        Trustees ....................................................        9
        Officers ....................................................        9
        Trustee Compensation Table ..................................        9
        Investment Adviser ..........................................        9
        Administrator ...............................................       10
        Custodian ...................................................       10
        Shareholder Servicing Agent .................................       10
        Distributor .................................................       10
 5.  Portfolio Transactions and Brokerage Commissions ...............       11
 6.  Shareholder Services ...........................................       12
        Investment and Withdrawal Programs ..........................       12
        Exchange Privilege ..........................................       14
        Tax-Deferred Retirement Plans ...............................       15
 7.  Tax Status .....................................................       15
 8.  Determination of Net Asset Value and Performance ...............       16
 9.  Distribution Plan ..............................................       18
10.  Description of Shares, Voting Rights and Liabilities ...........       19
11.  Independent Auditors and Financial Statements ..................       20
     Appendix A -- Performance Information ..........................      A-1

MFS(R) UNION STANDARD(R) EQUITY FUND
A Series of MFS(R) Series Trust XI
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated February 1, 1999. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see last page for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


1.  DEFINITIONS
   "Fund"                   -- MFS(R) Union Standard(R) Equity Fund (the "Fund")
                               is a professionally managed open-end, management investment company (the "Fund"). Additional funds may be created by the Trustees from time to time. The Fund offers its shares pursuant to a prospectus dated February 1, 1999, as supplemented or amended from time to time (the "Prospectus").

   "Trust"                  -- MFS Series Trust XI, a Massachusetts
                               business Trust, organized in 1993. Prior to January 28, 1998, the Trust was known as MFS Union Standard Trust.

   "MFS" or the "Adviser"   -- Massachusetts Financial Services Company, a
                               Delaware corporation.


   "MFD"                    -- MFS Fund Distributors, Inc., a Delaware
                               corporation.


   "Prospectus"             -- The Prospectus of the Fund, dated February 1,
                               1999, as amended or supplemented from time to time.


2.  INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term growth of capital. Any investment involves risk and there can be no assurance that the Fund will achieve its objective.

INVESTMENT POLICIES. The investment policies of the Fund are described in the Prospectus. In addition, certain of the Fund's investment policies are described below.


LENDING OF SECURITIES
The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation based on investment of cash collateral, less a fee paid to the borrower, if the collateral is in the form of cash. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral shold the borrower fail financially. However, the loans would be made only to firms deemed by MFS to be of good standing, and when, in the judgment of MFS, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If MFS determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.


WHEN-ISSUED SECURITIES
The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although each Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for "when-issued" or "forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which MFS has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.


The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after MFS has determined that the seller is creditworthy, and MFS monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.


OPTIONS

OPTIONS ON SECURITIES -- As noted in the Prospectus, the Fund may write covered call and put options and purchase call and put options on securities. Call and put options written by the Fund may be covered in the manner set forth below.


A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference is segregated by the Fund. A put option written by the Fund is "covered" if the Fund segregates liquid assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or (ii) is less than the exercise price of the put written if the difference is segregated by the Fund in liquid assets. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.


Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current vlaue of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit if might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to Purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

OPTIONS ON STOCK INDICES -- As noted in the Prospectus, the Fund may write
(sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."


The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of MFS, are expected to be siimilar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. The Fund may cover segregating liquid assets, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.


The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Composite Stock Price Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Composite Stock Price Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the sotcks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may purchase and sell futures contracts on stock indices ("Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable - a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

OPTIONS ON FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may purchase and write options to buy or sell futures contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse.


The Fund may cover the writing of call Options on Futures Contract. (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.


The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO. The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts and Options on Futures Contracts depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts and options for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options and futures markets. In this regard, trading by speculators in options and Futures Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such Contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

In writing a covered call option on a security, index or Futures Contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assess to be acquired.


In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.


The Fund may enter into transactions in options, Futures Contracts and Options on Futures Contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that cash or securities necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively, small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract subject to the risks of the availability of a liquid offset market describe herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index or Futures Contract.


POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.


The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of the Fund's assets (the "SEC illiquidity ceiling"). Although MFS disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

                               ----------------

The Fund's limitations, policies and ratings restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

3.  INVESTMENT RESTRICTIONS
The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or the Fund, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or the Fund, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or the Fund, as applicable, are represented in person or by proxy). Except for Investment Restriction (1) and nonfundamental investment policy (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The Trust, on behalf of the Fund, may not:

    (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed;

    (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices and any other type of option, and Futures Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices and any other type of option, and Futures Contracts) acquired as a result of the ownership of securities;

    (4) issue any senior securities except as permitted by the Investment Company Act of 1940 (the "1940 Act"). For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options and Options on Stock Indices), Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

    (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or

    (6) purchase any securities of an issuer of a particular industry, if as a result, 25% or more of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

In addition, the Fund has adopted the following nonfundamental policies which may be changed without shareholder approval. The Trust, on behalf of the Fund, will not:

    (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, as amended and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

    (2) invest more than 5% of the value of the Fund's net assets valued at the lower of cost or market, in warrants. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;


    (3) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or trustee of the Fund, or is an officer or a director of the investment adviser of the Fund, if one or more of such persons also owns beneficially more than 0.5% of the securities of such issuer, and such persons owning more than 0.5% of such securities together own beneficially more than 5% of such securities;

    (4) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Fund may make margin deposits in connection with any type of option (including Options on Futures Contracts, Options and Options on Stock Indices) and Futures Contracts;

    (5) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

    (6) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;

    (7) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options and Options on Stock Indices), Futures Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

    (8) purchase securities while borrowings from banks under a line of credit or similar arrangement exceed 5% of the Fund's total assets;

    (9) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indexes of securities, Options on Futures Contracts or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies;

    (10) invest for the purpose of exercising control or management; or

    (11) borrow, except as a temporary measure for extraordinary or emergency purposes.


4.  MANAGEMENT OF THE FUND
The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. MFS is responsible for the investment management of the Fund's assets and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)


TRUSTEES
JEFFREY L. SHAMES,* Chairman and President (born 6/2/55)
Massachusetts Financial Services Company, Chairman and Chief Executive Officer

NELSON J. DARLING, JR. (born 12/27/20)
Private Investor and Trustee
Address: 27 School Street, Boston, Massachusetts


WILLIAM R. GUTOW (born 9/27/41)
Private Investor; Real Estate Consultant; Capitol Entertainment (Blockbuster
  Video Franchise), Vice Chairman
Address: 3102 Maple Avenue, #100, Dallas, Texas

OFFICERS
W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

JAMES 0. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President

MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994).

ELLEN M. MOYNIHAN,* Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September
  1996); Deloitte & Touche LLP, Senior Manager (until September 1996).

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel

----------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.


Mr. Shames and each officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Shames is a Director of MFD and Mr. Cavan is the Secretary of MFD and each hold similar positions with certain other MFS affiliates.


TRUSTEE COMPENSATION TABLE
The Trust pays the compensation of the Trustees who are not officers of MFS (who will each receive $1,300 annually plus $150 per meeting and $150 per committee meeting attended). Set forth below is certain information concerning the cash compensation paid to the Trustees.

                                       TRUSTEE FEES     TOTAL TRUSTEE FEES
                                           FROM           FROM THE FUND
NAME OF TRUSTEE                          FUND(1)            COMPLEX(2)

Jeffrey L. Shames ...............        $    O             $     0
Nelson J. Darling ...............         2,500              28,684
William R. Gutow ................         2,500              28,684


NOTES:

(1) For fiscal year ended September 30, 1998.
(2) For calendar year 1998. All Trustees receiving compensation served as
    Trustees of    funds within the MFS Fund Complex (having aggregate net
    assets at December 31, 1998, of approximately $    billion).

As of October 30, 1998, the Trustees and officers, as a group, owned less than 1% of the Fund's shares outstanding on that date.

As of October 30, 1998, MLPF&S for the sole benefit of its customers, Attn:
Fund Administration, 4800 Deer Lake Dr. E. 3rd Fl., Jacksonville, FL was the owner of approximately 61.00% and 17.87% of Class A shares and Class C shares of the Fund. As of October 30, 1998, Donaldson Lufkin Jenrett Securities Corporation, Inc., P.O. Box 2052, Jersey City, New Jersey was the owner of approximately 23.75% of Class B shares of the Fund. As of October 30, 1998, Painewebber for the benefit of UA Local 693 Plumbers Union, Attn: Lance Moran, 3 Gregory Drive, South Burlington, VT was the owner of approximately 41.70% of Class C shares of the Fund. As of October 30, 1998, Industricorp & Co, 312 Central Ave. SE, Ste. 508, Minneapolis, MN 55414-1097 was the owner of approximately 5.80% of the Fund's Class A shares. As of October 30, 1998, Thomas P. Giblin Admin, Local 68 IUOE Annuity Fund, PO Box 534, 14 Fairfield Place, West Caldwell, NJ 07006 was the owner of approximately 8.66% of the Fund's Class A shares.

As of October 30, 1998, Teamsters Local #264, 35 Tyrol Drive, Cheektowaga, NY 14227-2715 was the owner of approximately 7.19% of the Fund's Class B shares.

As of October 30, 1998, John and Elaine Waseleski, JT WROS, 46 Holly Pond RD, Marion, MA 02738-2110 was the owner of approximately 10.76% of the Fund's Class C shares. As of October 30, 1998, Emjayco, Customer FBO, Hankscraft Motors, Inc., 401(k) Plan #90459, PO Box 17909, Milwaukee, WI 53217-0909 was the owner of approximately 8.61% of the Fund's Class C shares.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").


MFS manages the assets of the Fund pursuant to an Investment Advisory Agreement with the Trust dated as of December 8, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, MFS provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to 0.65% per annum of the average daily net assets of the Fund.


For the fiscal years ended September 30, 1996, 1997 and 1998, MFS received advisory fees under the Advisory Agreement of $310,910, $385,300 and $556,406, respectively.

MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. MFS also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions.


The Advisory Agreement with the Fund will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement for the Fund provides that if MFS ceases to serve as the investment adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


ADMINISTRATOR
MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the fiscal year ended September 30, 1998, MFS received fees under the Administrative Services Agreement of $12,180.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund.


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, as amended, dated November 17, 1995 (the "Agency Agreement") with the Fund. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.1125% attributable to Class A, Class B and Class C shares, respectively. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend disbursing agent functions for the Fund.

DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated December 8, 1993, as amended and restated July 30, 1997 (the "Distribution Agreement") with the Fund. Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.


The Distribution Agreement will remain in effect until August 1, 1999 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of Class A shares of the Fund is calculated by dividing net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other Funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of the Fund may be sold at their net asset value to certain persons or in certain instances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES: MFD acts as agent in selling Class B shares, Class C shares and Class I shares to dealers. The public offering price of Class B shares, Class C shares and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement to which Class I shares are offered).

GENERAL: On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares. Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change.


During the period from the commencement of operations, August 8, 1997 through September 30, 1997 and for the fiscal year ended September 30, 1998, MFD and certain other financial institutions received net commissions on Class A shares of $82 and $649 and $8,185 and $43,366, respectively (as their concession of gross commissions of $731 and $51,551, respectively. The Fund received $520,133 and $2,455,855, respectively, representing the aggregate net asset value of such shares.

During the period from the commencement of operations, August 8, 1997 through September 30, 1997 and the fiscal year ended September 30, 1998, the contingent deferred sales charges ("CDSC") imposed on the redemption of Class A shares were $0 and $7,443, respectively.

During the period from the commencement of operations, August 11, 1997 through September 30, 1997 and the fiscal year ended September 30, 1998, the CDSC imposed on the redemption of Class B and Class C shares were $0 and $0 and $4 and $0, respectively.


The Distribution Agreement will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

5.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. MFS has complete freedom as to the markets in and the broker-dealer through which it seeks this result.

MFS attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of MFS on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions.

In the case of securities which are principally traded in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers (where no stated commissions are paid but the prices include a dealer's markup or markdown), MFS normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Contracts and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

From time to time, soliciting dealer fees-are available to MFS on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by MFS. At present no other recapture arrangements are in effect.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, MFS may cause the Fund to pay a broker-dealer which provides brokerage and research services to MFS an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if MFS determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or MFS's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of MFS, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and MFS's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to MFS for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed MFS to allocate a total of $39,355 of commission business from the various MFS Funds to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of the certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and MFS).


The investment management personnel of MFS attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by MFS as a consideration in the selection of brokers to execute portfolio transactions. However, MFS is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to MFS will not be reduced as a consequence of the receipt of brokerage and research services by MFS. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to MFS in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to MFS in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of MFS, MFS would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In some cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


For the fiscal years ended September 30, 1998, 1997 and 1996, the Fund paid total brokerage commissions of $86,981, $79,561 and $78,481, respectively on total transactions of $77,308,248, $58,340,428 and $61,985,397, respectively.


6.  SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions by other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program also will not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or the MFS Fixed Fund (a bank collective investment fund) reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $25,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4.75% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to a CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions held in the shareholder's account (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order:
(i) to the extent necessary, any "Free Amount"; (ii) any "Reinvested Shares" and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar group; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee will be charged for exchanges in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges, are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund in the case where the shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of their initial purchase in the case of Class B shares or within 12 months of the initial purchase of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at their net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange on any business day, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. No more than five exchanges may be made in any one Exchange Request by telephone. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase and dividends reinvested prior to June 1,
1992) have the right to exchange their shares for shares of the MFS Funds, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).


TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by certain types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:

  Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Roth Individual Retirement Accounts (Roth IRA's) (for individuals who desire to make limited contributions to a tax-favored retirement program);

  Simplified Employee Pension (SEP-IRA) Plans;


  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and capital gain distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Code sections 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.

7.  TAX STATUS


The Fund has elected to be, and intends to qualify each year to be treated as, a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because the Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes on the income and gain it distributes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to non-tax-exempt shareholders.

Tax-exempt shareholders generally will not pay taxes on Fund distributions. Shareholders that are not tax-exempt entities normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from net investment income and any distributions from net short-term capital gains are taxable to non-tax-exempt shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of the Fund's shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the federal alternative minimum tax or result in certain basis adjustments.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or in reinvested additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend or capital gain distribution that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend or capital gain distribution is declared. The Fund will notify non-tax-exempt shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares of the Fund by the amount of the distribution. Non-tax-exempt shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).


The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders.


Any investment in zero coupon bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, it may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

The Fund's transactions in options and Futures Contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions (as well as gain or loss realized from actual dispositions during that year of similar positions) will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that could cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that could alter the effects of these rules. The Fund will limit its activities in options and Futures Contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures Contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or Futures Contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons also may be subject to tax under the laws of their jurisdictions.


The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on dividends, capital gain distributions and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or (with respect to dividends and such distributions) who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments which have been subject to 30% withholding.

As long as the Fund qualifies for treatment as a regulated investment company under the Code, it will not be subject to any Massachusetts excise or income taxes.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of its activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and information regarding any state, local or foreign taxes applicable to the Fund and to dividends and other distributions therefrom.


8.  DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, such Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once during each such day as of the close of regular trading on such Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Securities, Futures Contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, Futures Contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq Stock Market, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Debt securities (other than short-term obligations but including listed securities) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations, if any, in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Portfolio securities and over-the-counter options, for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

PERFORMANCE INFORMATION
TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge applicable to Class A shares (5.75% maximum), and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).


YIELD: Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class over a 30-day period. The yield for each class of shares of the Fund is calculated by dividing the net investment income per share allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expenses of that class for the period, by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The yield calculation assumes no CDSC is paid. Yield quotations for each class of shares is presented in Appendix A attached hereto."

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time. Current distribution rate quotations for each class of shares are presented in Appendix A attached hereto.

GENERAL: From time to time, the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of Fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.


The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time, the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.


The Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.


From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks. and other similar or related matters.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding the following: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.


From time to time, the Fund may also advertise annual returns showing the cumulative value of an initial investment in the Fund in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

MFS FIRSTS: MFS has a long history of innovations.


       -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

       -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

       -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

       -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

       -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

       -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

       -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

       -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

       -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

       -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

       -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

       -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

       -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

       -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

       -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.


       -- 1993 -- MFS becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


9.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES:  With respect to Class A shares, no service fees will be paid:
(i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to the Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.


DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR. During the period ended September 30, 1998, the Fund paid the following Distribution Plan expenses:

                                 AMOUNT OF       AMOUNT OF       AMOUNT OF
                               DISTRIBUTION     DISTRIBUTION    DISTRIBUTION
                                AND SERVICE     AND SERVICE     AND SERVICE
                                 FEE PAID      FEES RETAINED   FEES RECEIVED
CLASSES OF SHARES                 BY FUND          BY MFD        BY DEALERS
-----------------                 -------         -------         -------
Class A Shares ..............     $22,819         $ 6,520         $16,299
Class B Shares ..............      16,835          16,299           4,209
Class C Shares ..............       6,177               0           6,177


GENERAL: The Distribution Plan will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify the shares of the Fund into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the Fund, Class A, Class B and Class C shares, as well as Class I shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, the shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to its shareholders. The Trust reserves the right to create and issue additional series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (subject to any class expenses) and each series may be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series would vote together in the election of Trustees and the selection of accountants. The Trust reserves the right to create additional classes of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent any Fund's shareholder owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders (see Description of Shares, Voting Rights and Liabilities' in the Prospectus). Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable. The Trust may merge or consolidate with another organization or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of its outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or affected series outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or a series of the Trust may be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares or by the Trustees by written notice. If not so terminated, the Fund will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

11.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments and Statement of Assets and Liabilities at September 30, 1998, the Statement of Operations for the fiscal year ended September 30, 1998, the Statement of Changes in Net Assets for each of the years in the two-year period ended September 30, 1998, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A
                           PERFORMANCE INFORMATION


The performance quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

All performance quotations are as of September 30, 1998.

                                                AVERAGE ANNUAL TOTAL RETURNS      ACTUAL 30-DAY YIELD    30-DAY YIELD     CURRENT
                                            ----------------------------------       (INCLUDING           (WITHOUT      DISTRIBUTION
                                             1 YEAR    5 YEAR     LIFE OF FUND      ANY WAIVERS)         ANY WAIVERS)     RATE(5)
                                             ------    ------     ------------      ------------         ------------     -------
Fund Class A Shares with sales charge        6.79%(1)    N/A        16.41%(1)           0.50 %               0.34 %        N/A
Fund Class A Shares without sales charge    13.31%(1)    N/A        17.89%(1)            N/A                  N/A          N/A
Fund Class B Shares with CDSC                8.65%(2)    N/A        17.56%(2)            N/A                  N/A          N/A
Fund Class B Shares without CDSC            12.65%(2)    N/A        17.79%(2)          (0.19)%              (0.34)%        N/A
Fund Class C Shares with CDSC               11.70%(3)    N/A        17.80%(3)            N/A                  N/A          N/A
Fund Class C Shares without CDSC            12.70%       N/A        17.80%(3)          (0.19)%              (0.32)%        N/A
Fund Class I Shares                         13.74%       N/A        18.03%(4)           0.87 %               0.71 %        N/A

----------
(1) Class A share performance includes the performance of the Fund's Class I shares for periods prior to the inception of Class A shares on August 8, 1997. Sales charges, expenses and expense ratios and, therefore, performance for Class I shares and Class
    A shares differ. Class A share performance has been adjusted to reflect that Class A shares generally are subject to an initial sales charge (unless the performance quotation does not give effect to an initial sales charge) whereas Class I shares generally do not incur a sales charge or CDSC. Class A share performance has not, however, been adjusted to reflect differences in operating expenses (e.g. 12b-1 fees), which are not assessed on Class I shares.
(2) Class B share performance includes the performance of the Fund's Class I shares for periods prior to the inception of Class B shares on August 11, 1997. Sales charges, expenses and expense ratios, and therefore, performance for Class I shares and Class
    B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to a CDSC
    (unless the performance quotation does not give effect to the CDSC) whereas Class I shares do not incur a sales charge or
    CDSC. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., 12b-1 fees), which are not assessed on Class I shares.
(3) Class C share performance includes the performance of the Fund's Class I shares for the periods prior to the inception of
    Class C shares on August 11, 1997. Sales charges, expenses and expense ratios, and therefore, performance for Class I and
    Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to
    CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class I shares do not incur a sales charge or
    CDSC. Class C share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., 12b-1 fees), which are not assessed on Class I shares.
(4) The inception date for Class I shares was January 14, 1994.
(5) Annualized based on last distribution.



INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110


[LOGO] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

MFS(R) UNION STANDARD(R) EQUITY FUND
500 Boylston Street
Boston, MA 02116

                                                  USE-13-2/98/525   [Union Bug]

                               VERTEX ALL CAP FUND
                            VERTEX U.S. ALL CAP FUND
                             VERTEX CONTRARIAN FUND

                Supplement to the February 1, 1999 Prospectus and
                      Statement of Additional Information

     The following information should be read in conjunction with the Funds' Prospectus and Statement of Additional Information ("SAI"), dated February 1, 1999, as supplemented, and contains a description of Class I shares.


     Class I shares are available for purchase only by certain investors as described under the caption "Eligible Purchasers" below.

EXPENSE SUMMARY


                                                                                     Class I
                                                                       -----------------------------------
                                                                                      U.S.
                                                                        All Cap     All Cap     Contrarian
                                                                          Fund        Fund         Fund
                                                                       ---------   ---------   -----------
Shareholder Transaction Expenses:
Maximum Initial Sales Charge Imposed on Purchases of Fund Shares
 (as a percentage of offering price) ...............................     None        None         None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or redemption proceeds,
 as applicable) ....................................................     None        None         None



                                                                                        U.S.
                                                                        All Cap        All Cap      Contrarian
                                                                         Fund           Fund           Fund
                                                                     ------------   ------------   -----------
Annual Operating Expenses (as a percentage of average net
 assets):
Management Fees (after fee reduction)(1) .....................            0.00%          0.00%         0.00%
Rule 12b-1 Fees ..............................................            None           None          None
Other Expenses (after fee reduction)(2)(3) ...................            2.00%          2.00%         2.00%
                                                                         -----          -----         -----
Total Operating Expenses (after fee reduction)(4)(5) .........            2.00%          2.00%         2.00%


-----------
(1) The Adviser is currently waiving its right to receive management fees from each Fund. Absent this waiver, "Management Fees" would be as follows:


                              U.S.
         All Cap            All Cap           Contrarian
          Fund                Fund               Fund
      ------------         ---------         -----------
         1.50%               1.50%              1.50%


    Commencing May 1, 1999, the management fee will be subject to performance adjustments as described under "Management of the Funds--Investment Adviser" in the Prospectus.


(2) Each Fund has an expense offset arrangement which reduces each Fund's custodian fee based upon the amount of cash maintained by each Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(3) "Other Expenses" is based on estimated amounts for the current fiscal year.


(4) The Adviser has agreed to bear the expenses of each Fund, subject to reimbursement by each such Fund, such that "Other Expenses" do not exceed 2.00% of such Fund's average daily net assets during the current fiscal year. See "Information Concerning the Funds--Expenses" in the Prospectus. Otherwise, "Other Expenses" are estimated to be as follows:



                               U.S.
         All Cap             All Cap            Contrarian
          Fund                 Fund                Fund
      ------------         -----------         -----------
         6.77%               20.01%              13.84%



(5) Absent any fee waivers and expense reductions, "Total Operating Expenses" for each Fund are estimated to be as follows:



                               U.S.
         All Cap             All Cap            Contrarian
          Fund                 Fund                Fund
      ------------         -----------         -----------
         8.27%               21.51%              15.34%

                              Example of Expenses
                              -------------------

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of each Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:


                                         U.S.
                        All Cap        All Cap        Contrarian
Period                    Fund           Fund            Fund
-----------------      ---------      ---------      -----------
1 year ..........         $20            $20             $20
3 years .........          63             63              63


     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Funds will bear directly or indirectly. A more complete description of each Fund's management fee is set forth under the caption "Management of the Funds" in the Prospectus.


     The "Example" set forth above should not be considered a representation of past or future expenses of the Funds; actual expenses may be greater or less than those shown.


ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):


(i) certain retirement plans established for the benefit of employees of Vertex Investment Management, Inc. ("Vertex"), the Funds' investment adviser, Massachusetts Financial Services Company ("MFS"), the corporate parent of Vertex, and employees of MFS and its affiliates; and

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Funds' distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of each Fund and other funds distributed by MFD.

     In no event will any Fund, Vertex, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under each Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.


SHARE CLASSES OFFERED BY THE FUNDS

     While each Fund has four classes of shares (Class A, Class B, Class C and Class I shares), Class A and Class I shares are the only classes presently available for sale. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Funds' Prospectus.


     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Funds.

OTHER INFORMATION


     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of a Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of a Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of a Fund at net asset value. Distributions paid by a Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

                The date of this Supplement is February 1, 1999

Vertex All Cap Fund
Vertex U.S. All Cap Fund
Vertex Contrarian Fund
                                                       PROSPECTUS
                                                       February 1, 1999

                                           Class A Shares of Beneficial Interest
Each a series of MFS[RegTM]                Class B Shares of Beneficial Interest
Series Trust XI                            Class C Shares of Beneficial Interest

--------------------------------------------------------------------------------

This Prospectus describes three open-end funds, each of which seeks capital appreciation by principally investing in equity securities. Each of these funds is non-diversified and has the ability, up to the maximum amount permitted by applicable law, to borrow money for investment purposes and to engage to a significant degree in short sales. These practices entail significant risks, as described under "Additional Risk Factors--Borrowings" and "Certain Securities and Investment Techniques--Short Sales."


Vertex All Cap Fund (the "All Cap Fund")--The investment objective of the All Cap Fund is capital appreciation. The Fund is flexibly managed and invests, under normal market conditions, at least 65% of its total assets in all types of equity securities.


Vertex U.S. All Cap Fund (the "U.S. All Cap Fund")--The investment objective of the U.S. All Cap Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in all types of equity securities issued by U.S. companies or traded on a U.S. securities exchange.


Vertex Contrarian Fund (the "Contrarian Fund")--The investment objective of the Contrarian Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies which the Adviser believes are undervalued in the marketplace relative to their long term potential.

Each Fund's investment adviser and distributor are Vertex Investment Management, Inc. (the "Adviser" or "Vertex") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116. Each Fund is a series of MFS Series Trust XI (the "Trust").

Each Fund may invest up to 35% of its total assets in lower rated bonds, commonly known as "junk bonds," that entail greater risks than those found in higher rated securities. In addition, each Fund may invest up to 100% of its total assets in foreign securities, including emerging market securities, that may involve greater risk than domestic securities. Investors should carefully consider these risks before investing (see "Additional Risk Factors--Lower Rated Bonds," "--Foreign Securities" and "--Emerging Market Securities"). Each Fund may also employ leverage which may be considered speculative ("Additional Risk Factors--Borrowings").

While three classes of shares of each Fund are described in this Prospectus, the Funds do not currently offer Class B and Class C Shares. Class A shares are available for purchase at net asset value only by employees of Vertex and its affiliates and certain of their family members who are residents of The Commonwealth of Massachusetts, and members of the governing boards of the various funds sponsored by Vertex or its affiliates.


This Prospectus sets forth concisely the information concerning each Fund and the Trust that a prospective investor ought to know before investing. The Trust, on behalf of each Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated February 1, 1999, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and each Fund. See page 30 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SAI is incorporated by reference into this Prospectus. The SEC maintains an Internet World Wide Web site (http://www.sec.gov) that contains the SAI, materials that are incorporated by reference into this Prospectus and SAI, and other information regarding the Funds.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
                 COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

    Investors should read this Prospectus and retain it for future reference.

                               TABLE OF CONTENTS


Section                                                                         Page
-------                                                                         ----
    1.  Expense Summary .....................................................     3
    2.  Condensed Financial Information .....................................     5
    3.  The Funds ...........................................................     9
    4.  Investment Objectives and Policies ..................................     9
         Investment Objective and Policies Applicable to Each Fund ..........     9
          All Cap Fund ......................................................    10
          U.S. All Cap Fund .................................................    10
          Contrarian Fund ...................................................    10
    5.  Certain Securities and Investment Techniques ........................    10
    6.  Additional Risk Factors .............................................    16
    7.  Management of the Funds .............................................    19
    8.  Year 2000 Issues ....................................................    21
    9.  Information Concerning Shares of the Funds ..........................    21
          Purchases .........................................................    21
          Exchanges .........................................................    26
          Redemptions and Repurchases .......................................    27
          Distribution Plan .................................................    29
          Distributions .....................................................    31
          Tax Status ........................................................    31
          Net Asset Value ...................................................    31
          Expenses ..........................................................    32
          Provision of Annual and Semi-Annual Reports .......................    32
          Description of Shares, Voting Rights and Liabilities ..............    32
          Performance Information ...........................................    33
   10.  Shareholder Services ................................................    33
        Appendix A--Waivers of Sales Charges ................................    A-1
        Appendix B--Description of Bond Ratings .............................    B-1

1. EXPENSE SUMMARY

                                                                             Class A        Class B      Class C
                                                                             -------        -------      -------
Shareholder Transaction Expenses:
 Maximum Initial Sales Charge Imposed on Purchases of Fund Shares
   (as a percentage of offering price) ...............................         5.75%           0.00%        0.00%
 Maximum Contingent Deferred Sales Charge (as a percentage of original
   purchase price or redemption proceeds, as applicable) .............       See Below(1)      4.00%        1.00%

Annual Operating Expenses (as a percentage of average daily net assets):

                                CLASS A SHARES


                                                                             U.S.
                                                               All Cap     All Cap     Contrarian
                                                                 Fund        Fund         Fund
                                                              ---------   ---------   -----------
Management Fees (after fee reduction)(2) ..................      0.00%       0.00%        0.00%
Rule 12b-1 Fees (after fee reduction)(3) ..................      0.00%       0.00%        0.00%
Other Expenses(5)(6)(7) ...................................      2.00%       2.00%        2.00%
                                                                 ----        ----         ----
Total Operating Expenses (after fee reduction)(8) .........      2.00%       2.00%        2.00%


                                CLASS B SHARES

                                                                             U.S.
                                                               All Cap     All Cap     Contrarian
                                                                 Fund        Fund         Fund
                                                              ---------   ---------   -----------
Management Fees (after fee reduction)(2) ..................      0.00%       0.00%        0.00%
Rule 12b-1 Fees(4) ........................................      1.00%       1.00%        1.00%
Other Expenses(5)(6)(7) ...................................      2.00%       2.00%        2.00%
                                                                 ----        ----         ----
Total Operating Expenses (after fee reduction)(8) .........      3.00%       3.00%        3.00%


                                CLASS C SHARES

                                                                             U.S.
                                                               All Cap     All Cap     Contrarian
                                                                 Fund        Fund         Fund
                                                              ---------   ---------   -----------
Management Fees (after fee reduction)(2) ..................      0.00%       0.00%        0.00%
Rule 12b-1 Fees(4) ........................................      1.00%       1.00%        1.00%
Other Expenses(5)(6)(7) ...................................      2.00%       2.00%        2.00%
                                                                 ----        ----         ----
Total Operating Expenses (after fee reduction)(8) .........      3.00%       3.00%        3.00%


-----------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases" below).


(2) The Adviser intends to waive its right to receive management fees from each Fund until April 30, 1999. Absent this waiver, "Management Fees" would be as follows:



                          U.S.
       All Cap          All Cap           Contrarian
        Fund              Fund               Fund
    ------------       ---------         -----------
      1.50%              1.50%              1.50%


    Commencing May 1, 1999, the management fee will be subject to performance adjustments as described under "Management of the Funds--Investment Adviser" below.

(3) Each Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Distribution and service fees under the Class A Distribution Plan are currently being waived on a voluntary basis and, while they may be imposed at the discretion of MFD at any time, MFD currently intends to waive these fees during the Funds' current fiscal year. Distribution expenses paid under the Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Distribution Plan" below.

(4) Each Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares and Class C shares, respectively. Distribution expenses paid under the Distribution Plan with respect to Class B or Class C shares, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Distribution Plan" below.

(5) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."


(6) "Other Expenses" are based on estimated amounts for the current fiscal year.

(7) The Adviser has agreed to bear the expenses of each Fund, subject to reimbursement by each such Fund, such that "Other Expenses" do not exceed 2.00% of such Fund's average daily net assets. See "Information Concerning the Funds--Expenses" below. Otherwise, "Other Expenses" would be as follows:



                                    U.S.
                     All Cap      All Cap      Contrarian
                       Fund         Fund          Fund
                    ---------   -----------   -----------
Class A .........    6.77%         20.01%        13.84%
Class B .........    6.77%         20.01%        13.84%
Class C .........    6.77%         20.01%        13.84%



(8) Absent any fee waivers and expense reductions, "Total Operating Expenses," expressed as a percentage of average daily net assets, are estimated to be as follows:



                                    U.S.
                     All Cap      All Cap      Contrarian
                       Fund         Fund          Fund
                    ---------   -----------   -----------
Class A .........      8.62%        21.86%        15.69%
Class B .........      9.27%        22.51%        16.34%
Class C .........      9.27%        22.51%        16.34%


                              EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in each Fund, assuming (a) a 5% annual return and, unless otherwise noted, (b) redemption at the end of each of the time periods indicated:

                                CLASS A SHARES


                                   U.S.
                     All Cap     All Cap     Contrarian
                       Fund        Fund         Fund
                    ---------   ---------   -----------
1 year ..........     $ 77        $ 77         $ 77
3 years .........      117         117          117


                                 CLASS B SHARES
                             (ASSUMES REDEMPTION)


                                   U.S.
                     All Cap     All Cap     Contrarian
                       Fund        Fund         Fund
                    ---------   ---------   -----------
1 year ..........     $ 70        $ 70         $ 70
3 years .........      123         123          123


                                 CLASS B SHARES
                            (ASSUMES NO REDEMPTION)


                                   U.S.
                     All Cap     All Cap     Contrarian
                       Fund        Fund         Fund
                    ---------   ---------   -----------
1 year ..........      $30         $30          $30
3 years .........       93          93           93

                      CLASS C SHARES (ASSUMES REDEMPTION)


                                   U.S.
                     All Cap     All Cap     Contrarian
                       Fund        Fund         Fund
                    ---------   ---------   -----------
1 year ..........      $40         $40          $40
3 years .........       93          93           93


                                 CLASS C SHARES
                            (ASSUMES NO REDEMPTION)


                                   U.S.
                     All Cap     All Cap     Contrarian
                       Fund        Fund         Fund
                    ---------   ---------   -----------
1 year ..........      $30         $30          $30
3 years .........       93          93           93


The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of each Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases--"Purchases"; (ii) varying CDSCs--"Purchases"; (iii) management fees--"Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees--"Distribution Plan."

The "Example" set forth above should not be considered a representation of past or future expenses of a Fund; actual expenses may be greater or less than those shown.


2. CONDENSED FINANCIAL INFORMATION

                              Financial Highlights



                                                                        Period Ended
                                                                        September 30,
                                                                            1998*
Vertex All Cap Fund                                                    --------------
Per share data (for a share outstanding throughout the period):
Net asset value--beginning of period .................................     $10.00
                                                                           ------
Income from investment operations#--
 Net investment loss[sec] ............................................     $(0.07)
 Net realized and unrealized gain on investments and foreign currency        0.17
                                                                           ------
  Total from investment operations ...................................     $ 0.10
                                                                           ------
Net asset value--end of period .......................................     $10.10
                                                                           ------
Total return .........................................................       1.00%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses### .........................................................       2.39%+
                                                                           ------
 Net investment loss .................................................      (1.43)%+
Portfolio turnover ...................................................        446%
Net assets at end of period (000 omitted) ............................     $1,031



-----------
* For the period from the commencement of the Fund's investment operations, May 1, 1998, through September 30, 1998.
+     Annualized.
++    Not annualized.
#     Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
### Excluding dividend expense on securities sold short, the ratio of expenses to average net assets is 2.00%.
[sec] Subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management, distribution and service fees, and dividend expense on securities sold short, at not more than 2.00% of average daily net assets. The investment adviser and the distributor voluntarily waived their fees for the period indicated. If these fees had been incurred by the Fund and other expenses had not been limited, the net investment loss per share and the ratios would have been:

   Net investment loss ................................     $  (0.36)
   Ratios (to average net assets):
    Expenses## ........................................         8.62%+
    Net investment loss ...............................        (7.66)%+
   Leverage analysis:
    Debt outstanding at end of period .................     $241,133
    Average daily balance of debt outstanding .........      105,518
    Average daily number of shares outstanding ........       85,412
    Average debt per share ............................     $   1.24

                              Financial Highlights



                                                                           Period Ended
                                                                          September 30,
                                                                              1998*
Vertex U.S. All Cap Fund                                                  -------------
Per share data (for a share outstanding throughout the period):
Net asset value--beginning of period .................................      $ 10.00
                                                                            -------
Income from investment operations#--
 Net investment loss[sec] ............................................      $ (0.06)
 Net realized and unrealized loss on investments and foreign currency         (1.33)
                                                                            -------
  Total from investment operations ...................................      $ (1.39)
                                                                            -------
Net asset value--end of period .......................................      $  8.61
                                                                            -------
Total return .........................................................       (13.90)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses### .........................................................         2.50%+
                                                                            -------
 Net investment loss .................................................        (1.51)%+
Portfolio turnover ...................................................          928%
Net assets at end of period (000 omitted) ............................      $   306



-----------
* For the period from the commencement of the Fund's investment operations, May 1, 1998, through September 30, 1998.
+     Annualized.
++    Not annualized.
#     Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
### Excluding dividend expense on securities sold short, the ratio of expenses to average net assets is 2.00%.
[sec] Subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management, distribution and service fees, and dividend expense on securities sold short, at not more than 2.00% of average daily net assets. The investment adviser and the distributor voluntarily waived their fees for the period indicated. If these fees had been incurred by the Fund and other expenses had not been limited, the net investment loss per share and the ratios would have been:




   Net investment loss ................................     $ (0.88)
   Ratios (to average net assets):
    Expenses## ........................................       21.86%+
    Net investment loss ...............................      (20.87)%+
   Leverage analysis:
    Debt outstanding at end of period .................     $65,788
    Average daily balance of debt outstanding .........      40,699
    Average daily number of shares outstanding ........      30,138
    Average debt per share ............................     $  1.35

                              Financial Highlights




                                                                         Period Ended
                                                                         September 30,
                                                                             1998*
Vertex Contrarian Fund                                                   -------------
Per share data (for a share outstanding throughout the period):
Net asset value--beginning of period .................................      $10.00
                                                                            ------
Income from investment operations#--
 Net investment income[sec] ..........................................      $ 0.04
 Net realized and unrealized loss on investments and foreign currency        (0.46)
                                                                            ------
  Total from investment operations ...................................      $(0.42)
                                                                            ------
Net asset value--end of period .......................................      $ 9.58
                                                                            ------
Total return .........................................................       (4.32)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses### .........................................................        2.00%+
                                                                            ------
 Net investment income ...............................................        0.91%+
Portfolio turnover ...................................................         243%
Net assets at end of period (000 omitted) ............................      $  389



-----------
* For the period from the commencement of the Fund's investment operations, May 1, 1998, through September 30, 1998.
+     Annualized.
++    Not annualized.
#     Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
### The Fund's expenses without reduction for fees paid indirectly for the period ended September 30, 1998 would have been 2.03%.
[sec] Subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management, and distribution and service fees, at not more than 2.00% of average daily net assets. The investment adviser and the distributor voluntarily waived their fees for the period indicated. If these fees had been incurred by the Fund and other expenses had not been limited, the net investment loss per share and the ratios would have been:




   Net investment loss ...........     $ (0.64)
   Ratios (to average net assets):
    Expenses## ...................       15.69%+
    Net investment loss ..........      (12.78)%+

3. THE FUNDS

Each Fund is a series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on September 1, 1993. Each Fund is a non-diversified fund. The Trust presently consists of four series, the three Funds offered for sale pursuant to this Prospectus and one series offered for sale pursuant to a separate prospectus. Each series represents a portfolio with separate investment objective and policies. Shares of each Fund are sold continuously to the public and each Fund then uses the proceeds to buy securities for its portfolio. While each Fund has three classes of shares designed for sale generally to the public, Class A shares are the only class presently available for sale. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of a Fund. In addition, the Funds offer an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.


The Trust's Board of Trustees provides broad supervision over the affairs of each Fund. Vertex is each Fund's investment adviser and is responsible for the management of each Fund's assets. The officers of the Trust are responsible for its operations. The Adviser manages each Fund's portfolio from day to day in accordance with each Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The Trust offers to buy back (redeem) shares of each Fund from shareholders at any time at net asset value, less any applicable CDSC.


4. INVESTMENT OBJECTIVES AND POLICIES


Each Fund has the same investment objective which it pursues through separate investment policies, as described below. The differences in policies among the Funds can be expected to affect the market and financial risk to which each Fund is subject and the performance of each Fund. The investment objective and policies of each Fund, unless otherwise specifically stated, may be changed by the Trustees of the Trust without a vote of the shareholders. A change in a Fund's objective may result in the Fund having an investment objective different from the objective which shareholders considered appropriate at the time of investment in the Fund. Any investment involves risk and there is no assurance that the investment objective of any Fund will be achieved.

INVESTMENT OBJECTIVE AND POLICIES APPLICABLE TO EACH FUND--Each Fund shares the same investment objective and certain investment policies, which are described below.

Each Fund's investment objective is capital appreciation.


Under normal market conditions, each Fund invests at least 65% of its total assets in equity securities (see "Certain Securities and Investment Techniques--Equity Securities" below). Each Fund may invest up to 35% of its total assets in fixed income securities, including fixed income securities rated BB or lower by Standard & Poor's Rating Service ("S&P"), Fitch IBCA ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Ba or lower by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined to be of equivalent quality by the Adviser (commonly referred to as "junk bonds") (see "Additional Risk Factors--Lower Rated Fixed Income Securities" below). The All Cap Fund and the Contrarian Fund may invest up to 100% of their total assets, and the U.S. All Cap Fund may invest up to 35% of its total assets, in foreign securities, including emerging market securities, which are not traded on a U.S. securities exchange (see "Additional Risk Factors--Foreign Securities" and "--Emerging Market Securities" below).


Each Fund may engage in a variety of investment techniques designed to capitalize on declines in the price of securities. For example, each Fund may establish "short" positions in specific securities or stock indices through short sales or investments in a variety of derivative instruments, including options, futures contracts and options on futures. Up to 100% of each Fund's net assets may be devoted to short positions. Each Fund may also establish "long" positions in specific securities or stock indices through options, futures contracts and options on futures. These investment techniques involve special risks, described below under "Certain Securities and Investment Techniques" and "Additional Risk Factors."

Each Fund may borrow from banks up to 50% of its net assets to invest in portfolio securities (leveraging) or for liquidity or defensive purposes. Each Fund may also enter into reverse repurchase agreements and lend portfolio securities, which may also be considered borrowings, and pursuant to which the Funds may receive assets to invest in portfolio securities or for liquidity or defensive purposes. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of the securities or other investments in the Fund's portfolio relative to its net assets, and, therefore, may increase the Fund's volatility (see "Certain Securities and Investment Techniques--Borrowings," "--Reverse Repurchase Agreements," and "--Lending of Portfolio Securities" and "Additional Risk Factors--Borrowings" below).


Each Fund is "non-diversified" and will therefore generally hold the securities of a smaller number of issues than if it were "diversified," which may increase the risk of loss and each Fund's volatility (see "Additional Risk Factors--Non-diversification below").

Each Fund may engage in certain investment techniques as described under the caption "Certain Securities and Investment Techniques" below and in the SAI. Each Fund's investments are subject to certain risks, as described in the above referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."

The manner in which the Funds' engage in the policies discussed above, and their unique characteristics, are described below.

ALL CAP FUND

The All Cap Fund is flexibly managed, with the ability to maintain exposure to issuers of all market capitalizations and industry focus. The Fund may at times devote all of its net assets to long or short positions or may maintain any combination of long and short positions. The Fund may invest in all markets, domestic and foreign, may invest in securities listed on securities exchanges or not so listed, and may at times maintain large weightings of securities of companies located in a particular country or region. The Fund may pursue a "growth strategy," by investing in companies which the Adviser believes offer superior prospects for growth, or a "value strategy," by investing in companies which the Adviser believes are undervalued.


U.S. ALL CAP FUND

The U.S. All Cap Fund, like the All Cap Fund, is flexibly managed (see "All Cap Fund" above). However, unlike the All Cap Fund which can invest up to 100% of its total assets in foreign securities, the Fund will invest, under normal market conditions, at least 65% of its total assets in equity securities issued by U.S. companies or traded on a U.S. securities exchange.

CONTRARIAN FUND


The Contrarian Fund, like the All Cap Fund, is flexibly managed (see "All Cap Fund" above). However, unlike the All Cap Fund, the Fund will invest, under normal market conditions, at least 65% of its total assets in equity securities of companies which the Adviser believes are undervalued in the marketplace relative to their long term potential. Securities in which the Fund may invest may be undervalued because they are temporarily out of favor in the market due to market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the issuer of the security or its industry, or because the market has overlooked them.


5. CERTAIN SECURITIES AND INVESTMENT TECHNIQUES


The securities and investment techniques described below are applicable to each Fund. Additional information about certain of these securities and investment techniques can be found under the caption "Certain Securities and Investment Techniques" in the SAI.

     Bank Borrowings: Each Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objective and policies. Bank borrowings by a Fund will not exceed 50% of its net assets. See "Additional Risk Factors--Bank Borrowings" for a description of the risks involved in this practice.

     Reverse Repurchase Agreements: Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. A Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies. A Fund will segregate liquid assets, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement, which is generally satisfied by the Fund providing the counterparty with collateral in the form of the securities subject to the repurchase agreement. See "Additional Risk Factors--Borrowings" below.

     Lending of Portfolio Securities: Each Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, irrevocable letters of credit or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned, as represented by the collateral received by the Fund in connection with such loans, will not exceed 50% of the value of the net assets of the Fund making the loans. See "Additional Risk Factors--Borrowings" below.


     Short Sales: If a Fund anticipates that the price of a security will decline, it may sell the security short and borrow the same type of security from a broker or other institution to complete the sale. A Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases of a security can equal only the total amount invested. A Fund will segregate liquid assets sufficient to cover its short sale commitments. A Fund will not sell short securities whose underlying value at the time of purchase minus any amounts pledged by the Fund as collateral (which does include the proceeds from the short sale) exceeds 100% of its net assets.


     Equity Securities: Each Fund may invest in all types of equity securities including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

     Emerging Growth Companies: Each Fund may invest in securities of U.S. and foreign companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies may be of any size, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management, and market opportunities which are usually necessary to become more widely recognized as growth companies. Each Fund may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Additional Risk Factors--Emerging Growth Companies" below. Each Fund may also invest to a limited extent in restricted securities of companies which the Adviser believes have significant growth potential. These securities may be considered speculative and may not be readily marketable. See "Restricted Securities" below.

     Foreign Growth Securities: Each Fund may invest in securities of foreign growth companies, including established foreign companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Additional Risk Factors--Foreign Securities" below. It is anticipated that these companies will primarily be in nations with more developed securities markets, such as Japan, Australia, Canada, New Zealand, Hong Kong and most Western European countries, including Great Britain. Each Fund may also invest in emerging market securities, as described below.

     Fixed Income Securities: Fixed income securities in which each Fund may invest include bonds, debentures, mortgage securities, notes, bills, commercial paper, U.S. Government securities and certificates of deposit.

     Corporate Debt Securities: Corporate debt securities of both domestic and foreign issuers in which each Fund may invest include all types of long- or short-term debt obligations, such as bonds, debentures, notes, equipment lease certificates (but not more than 5% of each Fund's assets), equipment trust certificates (but not more than 5% of each Fund's assets), conditional sales contracts (but not more than 5% of each Fund's assets) and commercial paper. Corporate fixed income securities may involve equity features (and may be characterized by the Funds as equity securities), such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participations based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     Restricted Securities: Each Fund may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to a Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight of the liquidity determinations, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to each Fund's 15% limitation on investments in illiquid investments, a Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

     Repurchase Agreements: Each Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, a Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). Each Fund has adopted certain procedures intended to minimize the risks of such transactions.

     "When-Issued" Securities: Each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to a Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, a Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will segregate liquid assets sufficient to cover its commitments. Purchases of securities on such bases may involve more risks than other types of purchases.

     U.S. Government Securities: Each Fund may invest in U.S. Government securities, including: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years); all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association (collectively, "U.S. Government Securities"). The term "U.S. Government Securities" also includes interests in trusts or other entities issuing interests in obligations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

     Investments for Temporary Defensive Purposes: During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of a Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.


     Emerging Markets Securities: Consistent with each Fund's respective objectives and policies, each Fund may invest in securities of issuers whose principal activities are located in emerging market countries (which may include foreign governments and their subdivisions, agencies or instrumentalities). Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and the location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country. See "Additional Risk Factors--Emerging Market Securities" below.


     Brady Bonds: Each Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     Real Estate Investment Trusts: Each Fund may invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

     Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds: Each Fund may invest in zero coupon bonds, deferred interest bonds and payment-in-kind ("PIK") bonds. Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.


     Indexed Securities: Each Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) and/or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of or interest on the principal amount of the instrument.

     Swaps and Related Transactions: As one way of managing its exposure to different types of investments, each Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a Fund with another party of cash payments based upon different interest rate indices, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties and the payment obligations of the parties are typically netted at the payment dates.


Each Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap.

The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements could be used to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed, or no investment of cash. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Swaps, caps, floors and collars are highly specialized activities which involve certain risks as described in the SAI.

  Options on Securities: Each Fund may write (sell) covered put and call options and purchase put and call options on securities. Each Fund will write options on securities for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where a Fund writes an option that expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge, up to the amount of the premium less any transaction costs. In contrast, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. Each Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

By writing a call option on a security, a Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

Each Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that a Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, a Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

In certain instances, a Fund may enter into options on Treasury securities that are "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

  Options on Indices: Consistent with each Fund's respective investment objective and policies, each Fund may write (sell) covered call and put options and purchase call and put options on indices. Each Fund may write options on indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When a Fund writes an option on an index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. A Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by a Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to a Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

Each Fund may also purchase put or call options on indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

  "Yield Curve" Options: Each Fund may enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by a Fund will be covered as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed below under "Additional Risk Factors" and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

  Futures Contracts and Options on Futures Contracts: Each Fund may purchase and sell futures contracts on stock indices and commodities, and may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies ("Futures Contracts"). Each Fund may also purchase and write options on such Futures Contracts. Consistent with each Fund's respective investment objective and policies, each may purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities, including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. These Funds may also purchase and write options on such Futures Contracts. All above-referenced options on Futures Contracts are referred to as "Options on Futures Contracts."

Such transactions will be entered into for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. Each Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Funds, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss.

Purchases of Options on Futures Contracts may present less risk in hedging a Fund's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, a Fund may suffer a loss on the transaction.

Futures Contracts and Options on Futures Contracts that are entered into by a Fund will be traded on U.S. and foreign exchanges.

     Forward Contracts: Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract ("Forward Contracts"). Each Fund may enter into Forward Contracts for hedging purposes and for non-hedging purposes of increasing the Fund's current income. By entering into transactions in Forward Contracts for hedging purposes, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, a Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. A Fund may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Fund may hold such currencies for an indefinite period of time. A Fund may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Each Fund has established procedures, which require use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

     Options on Foreign Currencies: Each Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. A Fund may also choose, or be required to receive delivery of the foreign currencies underlying Options on Foreign Currencies into which it has entered. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Fund may hold such currencies for an indefinite period of time.


6. ADDITIONAL RISK FACTORS


The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Certain Securities and Investment Techniques" in the SAI.

     Borrowings: To the extent that portfolio securities are purchased by a Fund with proceeds from bank borrowings, reverse repurchase agreements and the lending of portfolio securities, the net asset value of the Fund's shares generally will increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with these proceeds which is in excess of the expenses associated therewith can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these forms of borrowing fail to cover the expenses associated therewith, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, borrowing (leverage) is speculative and increases the risk of owning or investing in the shares of the Fund. Borrowings also increase each Fund's expenses because of interest and similar payments and administrative expenses associated with the borrowing of money. Unless the appreciation and income on assets purchased with proceeds from borrowings exceed the costs associated with the borrowings, the use of leverage by a Fund would diminish the investment performance of the Fund compared with what it would have been without leverage.

     Non-diversification: Each Fund is "non-diversified," as that term is defined in the 1940 Act, but intends to qualify as a "regulated investment company" for federal income tax purposes. This means, in general, that although more than 5% of the Fund's total assets may be invested in the securities of one issuer (including a foreign government), at the close of each quarter of its taxable year, the aggregate amount of such holdings may not exceed 50% of the value of its total assets, and no more than 25% of the value of its total assets may be invested in the securities of a single issuer. To the extent that a non-diversified Fund at times may hold the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than a fund that invests in a broader range of securities, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Fund's total return and the net asset value of its shares.

     Emerging Growth Companies: Investing in emerging growth companies involves greater risk than is customarily associated with investing in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. The securities of emerging growth companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Similarly, many of the securities offering the capital appreciation sought by the Funds will involve a higher degree of risk than would established growth stocks.

     Fixed Income Securities: To the extent a Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Funds are not subject to restrictions on the maturities of the fixed income securities they hold. A Fund's investments in fixed income securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations.

     REITs: Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended and self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. Equity and mortgage REITs are dependent upon the skill of their individual management personnel and generally are not diversified. In addition, equity and mortgage REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only a proportionate share of the expenses of the Fund, but also indirectly, similar expenses of the REITs, including compensation of management.

     To the extent a Fund is invested in debt securities (including asset-backed securities), mortgage REITs or hybrid REITs, it will be subject to credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest and principal payments when due. Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting solely from the inverse relationship between the price and yield of fixed income securities; that is, when interest rates rise, bond prices generally fall and, conversely, when interest rates fall, bond prices generally rise. In general, bonds with longer maturities are more sensitive to interest rate changes than bonds with shorter maturities.

     Options, Futures Contracts and Forward Contracts: Although each Fund may enter into transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. The Funds also may enter into transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for a Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities and indices underlying options, Futures Contracts and Options on Futures Contracts traded by the Fund will include both domestic and foreign securities.

     Lower Rated Bonds: Each Fund may invest in fixed income securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

Each Fund may also invest up to 35% of its total assets in securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on a Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, a Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities, and judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to a Fund but will be reflected in the net asset value of shares of the Fund.

Foreign Securities: Each Fund may invest in dollar denominated and non-dollar denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

Each Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. Each Fund may also hold foreign currency in anticipation of purchasing foreign securities.

Depository Receipts: Each Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depository receipts. ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of a Fund's policy to invest a certain percentage of its assets in foreign securities, the investments of a Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

Emerging Market Securities: Each Fund may invest in emerging markets. In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. These securities may be considered speculative and, while generally offering higher income and the potential for capital appreciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic movements in price.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

Portfolio Trading: Each Fund intends to manage its portfolio by buying and selling securities, as well as holding securities to maturity, to help attain its investment objective and policies.


Each Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. In trading portfolio securities, a Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies which may be used by the Funds in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI. For the fiscal year ended October 30, 1998, the All Cap Fund, the U.S. All Cap Fund and the Contrarian Fund had portfolio turnover rates in excess of 100%. Therefore, transaction costs incurred by each Fund and the realized capital gains and losses of each Fund may be greater than that of a fund with a lower portfolio turnover rate.


The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees of the Trust may determine, the Adviser may consider sales of shares of other investment company clients of MFD, the distributor of shares of the Trust and of the MFS Family of Funds (the "MFS Funds"), as a factor in the selection of broker-dealers to execute each Fund's portfolio transactions. From time to time the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of a Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets).

                             -------------------

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the investment policies of each Fund. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see the SAI). Except with respect to a Fund's policy on borrowing and investing in illiquid securities, a Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


7. MANAGEMENT OF THE FUNDS


Investment Adviser--The Adviser manages each Fund pursuant to separate Investment Advisory Agreements, each dated April 29, 1998 (the "Advisory Agreements"). Under the Advisory Agreements, the Adviser provides each Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for each Fund.

As compensation for its services, each Fund pays the Adviser a management fee that is comprised of two components. The first component is a basic fee equal to 1.50% per annum of each Fund's average daily net assets (the "Basic Fee"). The second component is a performance fee adjustment. Only the Basic Fee applies during the Fund's first year of investment operations (May 1, 1998 through April 30, 1999); however, MFS is currently waiving its right to receive this fee.


Commencing May 1, 1999, each Fund will pay the Adviser, at the end of each month, the Basic Fee of 1.50% (pro rated for the month based upon the number of days in the month) of such Fund's average daily net assets (computed over the course of that month), adjusted upward or downward by 0.10% (pro rated for the month based upon the number of days in the month) of such Fund's average daily net assets (computed over the course of the Performance Period, defined below) for each full percentage point that the Fund's performance during the prior 12 months (the "Performance Period") exceeds or lags the performance of the Standard & Poor's 500 Stock Index (the "S&P 500 Index"). The maximum adjustment (up or down) for a Fund's fiscal year shall not exceed 1.50%, so that the minimum and maximum management fee paid by a Fund during any fiscal year will be 0% and 3%, respectively. The S&P 500 Index is a market value weighted benchmark of common stock performance, and consists of the 500 largest stocks (in terms of market capitalization) in the United States.

Each Fund's performance is calculated based on the net asset value per share of the Fund's Class A shares. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by each Fund are treated as if reinvested in Class A shares at the net asset value per share as of the record date for payment. The performance of the S&P 500 Index is based on changes in its value over the Performance Period and is adjusted to include as if reinvested any cash distributions from the companies whose securities comprise the Index.

Because the adjustment to the Basic Fee is based on the comparative performance of each Fund and the record of the S&P 500 Index, the controlling factor is not whether the Fund performance is up or down, but whether it is up or down more or less than the record of the Index. The comparative investment record of the Funds is based solely on the relevant Performance Period without regard to cumulative performance over a longer or shorter period of time.

From time to time, the Trustees, without shareholder approval, may determine that another securities index is a more appropriate benchmark than the S&P 500 Index for purposes of evaluating the performance of a Fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the Performance Period prior to the adoption of the successor index would still be based upon the Fund's performance compared to the S&P 500 Index.


The Basic Fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee, allocated to each Class of shares proportionate to its average net assets, is normally paid monthly.

The application of the performance adjustment is illustrated by the following hypothetical example, assuming that the net asset value of Class A shares of a Fund and the level of the Index were $10 and $100, respectively, on the first day of the Performance Period.

                  Investment Performance*         Cumulative Change
                  First Day     Last Day       Absolute     Percentage
Fund                 $ 10         $ 13           +$3          +30%
Index                 100          123           +23          +23%
                                                               ---
Relative Performance                                           +7%

*Reflects performance at net asset value. Any dividends or capital gains distributions paid by the Fund are treated as if reinvested in shares of the Fund at net asset value as of the record date and any dividends paid on securities which comprise the Index are treated as if reinvested on the ex-dividend date.

The difference in relative performance for the Performance Period is +7 percentage points. Accordingly, the annualized management fee rate for the last month of the Performance Period would be calculated as follows (assuming the last month has 30 days): (i) 30/365 of the Basic Fee of 1.50% would be applied to the Fund's average daily net assets for the month resulting in a dollar amount; (ii) the +7 percentage point difference is multiplied by the performance adjustment rate of 0.10% producing a rate of 0.70%; and (iii) 30/365 of 0.70% is then applied to the average daily net assets of the Fund over the Performance Period resulting in a dollar amount which is added to the dollar amount of the Basic Fee. This is the amount of the management fee paid for the month.

Therefore, since the difference in performance is +7 percentage points, the monthly fee rate for the month would be 30/365 of 1.50% (the Basic Fee) plus a performance adjustment of 30/365 of 0.70% (7 x 0.10%), or 30/365 of 2.20%.


If the investment performance of the Fund during the performance period was exceeded by the record of the S&P 500 Index, the dollar amount of performance adjustment would be deducted from the Basic Fee. The fee cannot exceed 3.00% or be below 0% on a per annum basis.

Vertex is a wholly owned subsidiary of MFS which, as described below, has extensive investment management experience. MFS is a subsidiary of Sun Life of Canada U.S. Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are John W. Ballen, Thomas J. Cashman, Joseph W. Dello Russo, John D. McNeil, Kevin R. Parke, Arnold D. Scott, William W. Scott, Jr., Jeffrey L. Shames and Donald A. Stewart. Mr. Shames is the Chairman and Chief Executive Officer of MFS, Mr. Ballen is the President and the Chief Investment Officer of MFS, Mr. Cashman is an Executive Vice President of MFS, Mr. Dello Russo is the Chief Financial Officer and an Executive Vice President of MFS, Mr. Parke is the Chief Equity Officer, Director of Equity Research and an Executive Vice President of MFS, Mr. Arnold Scott is the Secretary and a Senior Executive Vice President of MFS and Mr. William Scott is the President of MFS Fund Distributors, Inc., the distributor of MFS Funds. Mr. Stewart is the President and Mr. McNeil is the Chairman of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office here in 1973. The executive officers of the Adviser and MFS report to the Chairman of Sun Life.


MFS also serves as investment adviser to each of the other funds in the MFS Funds and to MFS[RegTM] Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life, in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.


MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $86.8 billion on behalf of approximately 3.5 million investor accounts as of October 30, 1998. As of such date, the MFS organization managed approximately $20.6 billion of assets invested in fixed income funds and fixed income portfolios, approximately $4.0 billion of assets invested in foreign securities, and approximately $58.9 billion of assets invested in equity securities.

The identity and background of the portfolio manager for each Fund is set forth below.




        Fund                                            Portfolio Manager
        ----                                            -----------------
All Cap Fund          John F. Brennan, Jr., a Senior Vice President of the Adviser and MFS, has been a portfolio manager of the Fund since May, 1998. Mr. Brennan has been employed as a portfolio manager by the Adviser since 1985.

U.S. All Cap Fund     Paul M. McMahon, a Senior Vice President of the Adviser and MFS, has been a portfolio manager of the Fund since August, 1998. Mr. McMahon has been employed as a portfolio manager by the Adviser since 1981.

Contrarian Fund       Brian E. Stack, a Vice President of the Adviser, has been a portfolio manager of the
                      Fund since October, 1998. Mr. Stack has been employed as a portfolio manager by the Adviser since 1993.



Mr. Shames, the Chairman, President and a Trustee of the Trust, is the Chairman, President and Chief Executive Officer of MFS, and Stephen E. Cavan, Secretary of the Adviser and an officer of MFS, is also an officer of the Trust. W. Thomas London, James O. Yost, Mark E. Bradley, Ellen Moynihan and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.


In certain instances there may be securities which are suitable for a Fund's portfolio as well as for portfolios of other clients of the Adviser or MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from the Adviser or MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as a Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Funds.

Administrator--MFS provides each Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

Distributor--MFD, a wholly owned subsidiary of MFS, is the distributor of shares of each Fund and also serves as distributor of each of the other MFS Funds.

Shareholder Servicing Agent--MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each Fund.


8. YEAR 2000 ISSUES

Each Fund could be adversely affected if the computer systems used by MFS, the Funds' other service providers or the companies in which the Funds invests do not properly process date-related information from and after January 1, 2000 (the "Year 2000 Issue"). MFS recognizes the importance of the Year 2000 Issue and, to address Year 2000 compliance, created a Year 2000 Program Management Office in 1996, which is separately funded, has a specialized staff and reports directly to MFS Senior Management. The Office, with the help of external consultants, is responsible for ascertaining that all internal systems, data feeds and third party applications are Year 2000 compliant. While MFS is confident that all MFS systems will be Year 2000 compliant before the turn of the century, there are significant systems interdependencies in the domestic and foreign markets for securities, the business environments in which companies held by each Fund operate and in MFS' own business environment. MFS has been actively working with each Fund's other service providers to identify and respond to potential problems in an effort to ensure Year 2000 compliance or develop contingency plans. Year 2000 compliance is also one of the factors considered by MFS in its ongoing assessment of companies in which each Fund invests. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on each Fund.

9. INFORMATION CONCERNING SHARES OF THE FUNDS


PURCHASES

Class A, Class B and Class C shares of each Fund may be purchased at the public offering price through any dealer. Dealers may also charge their customers fees relating to investments in each Fund. As used in the Prospectus and any appendices thereto, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

This Prospectus offers Class A, Class B and Class C shares which bear sales charges and distribution fees in different forms and amounts, as described below (currently, only Class A shares are available for sale):

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

     Purchases Subject to Initial Sales Charge. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                           Sales Charge* As
                                            Percentage Of:
                                        -----------------------
                                                                  Dealer Allowance
                                         Offering   Net Amount   as a Percentage of
           Amount of Purchase              Price     Invested      Offering Price
-----------------------------------------------------------------------------------
Less than $50,000 .....................     5.75%       6.10%           5.00%
$50,000 but less than $100,000 ........     4.75        4.99            4.00
$100,000 but less than $250,000 .......     4.00        4.17            3.20
$250,000 but less than $500,000 .......     2.95        3.04            2.25
$500,000 but less than $1,000,000 .....     2.20        2.25            1.70
$1,000,000 or more ....................    None**      None**        See Below**

-----------
* Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.

** A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of each Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.

Purchases Subject to a CDSC (but not an initial sales charge). In the following five circumstances, Class A shares of each Fund are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

(i)   on investments of $1 million or more in Class A shares;

(ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if: (a) the plan had established an account with the Shareholder Servicing Agent prior to July 1, 1996 and (b) the sponsoring organization demonstrates to the satisfaction of MFD that either (i) the employer has at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the Funds in the MFS Funds will be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;


(iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996;
      (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and (d) the plan has not redeemed its Class B shares in the MFS Funds in order to purchase Class A shares under this category.


(iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; the retirement plan will qualify under this category only if the plan or its sponsoring organization informs the Shareholder Servicing Agent prior to the purchases that the plan has a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; the Shareholder Servicing Agent has no obligation independently to determine whether such a plan qualifies under this category; and

(v) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:

Commission Paid by MFD to Dealers     Cumulative Purchase Amount
-----------------------------------   -------------------------------------
  1.00% ...........................   On the first $2,000,000, plus
  0.80% ...........................   Over $2,000,000 to $3,000,000, plus
  0.50% ...........................   Over $3,000,000 to $50,000,000, plus
  0.25% ...........................   Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

See "Redemptions and Repurchases--Contingent Deferred Sales Charge" below for further discussion of the CDSC.

     Waivers of Initial Sales Charge and CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares are waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Code, and subject to ERISA, where:

   (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

   (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, the Shareholder Servicing Agent that the retirement plan has, at the time of certification, or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC as follows:

                                             Contingent
           Year of Redemption              Deferred Sales
             After Purchase                    Charge
             --------------                    ------
        First .........................         4%
        Second ........................         4%
        Third .........................         3%
        Fourth ........................         3%
        Fifth .........................         2%
        Sixth .........................         1%
        Seventh and following .........         0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases--Contingent Deferred Sales Charge" below for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under each Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).


Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent between July 1, 1996 and December 31, 1998, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under each Fund's Distribution Plan.

For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which establishes its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998), MFD pays no up front commissions to dealers, but instead pays an amount to dealers equal to 1% per annum of the average daily net assets of each Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus Product.

Certain retirement plans are eligible to purchase Class A shares of each Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. In this event, the plan or its sponsoring organization should inform the Shareholder Servicing Agent that the plan is eligible to purchase Class A shares under this category; the Shareholder Servicing Agent has no obligation independently to determine whether such a plan qualifies under this category for the purchase of Class A shares.

     Waivers of CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established an account with the Shareholder Servicing Agent between July 1, 1996 and December 31, 1998; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or
(iii) is acquired by, merged into, or consolidated with, any other entity.

In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which establishes its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998). A plan with a pre-existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.


Conversion of Class B Shares. Class B shares of each Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under each Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. Class C shares do not convert to any other class of shares. The maximum investment in Class C shares is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases--Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under each Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Code, if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

     Waivers of CDSC: In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL: The following information applies to purchases of all classes of each Fund's shares.

     Minimum Investment. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than Individual Retirement Accounts ("IRAs")) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. Each Fund reserves the right to cease offering its shares at any time.

     Subsequent Investment by Telephone. Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4.00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


     Right to Reject Purchase Orders/Market Timing. Purchases and exchanges should be made for investment purposes only. Each Fund and MFD each reserves the right to restrict or to reject any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, each Fund considers the underlying redemption request conditioned upon the acceptance of the underlying purchase request. Therefore, in the event that a Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The MFS Family of Funds is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The MFS Family of Funds defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes six or more exchange requests among the MFS Family of Funds or three or more exchange requests out of any of the MFS high yield bond funds or MFS municipal bond funds per calendar year and (ii) any one of such exchange requests represents shares equal in value to $1 million or more. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the MFS Family of Funds and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including (i) delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase and exchange requests by market timers; (ii) rejecting or otherwise restricting purchase or exchange requests by market timers; and (iii) permitting exchanges by market timers only into certain MFS Funds.


     Dealer Concessions. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange the sale of shares of a Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

     Special Investment Programs. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

     Restrictions on Activities of National Banks. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in a Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

EXCHANGES

Subject to the requirements set forth below, some or all of the shares in an account with a Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (excluding exchanges from MFS money market funds): No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

GENERAL: A shareholder should read the prospectus of the other MFS Funds and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing--signed by the record owner(s) exactly as the shares are registered; if by telephone--proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES

A shareholder may withdraw all or any portion of the value of his account on any date on which a Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to a Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, each Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. If the dealer receives the shareholder's order prior to the close of regular trading on the Exchange and communicates it to MFD before the close of business on the same day, the shareholder will receive the net asset value calculated on that day, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld.

CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis--all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of each Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis--all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of each Fund's shares.

     Signature Guarantee. In order to protect shareholders against fraud, each Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases, the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

     Reinstatement Privilege. Shareholders of a Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

     In-Kind Distributions. The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund has reserved the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

     Involuntary Redemptions/Small Accounts. Due to the relatively high cost of maintaining small accounts, each Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases--General Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit each Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are features of the Distribution Plan that are common to each Class of shares, as described below.

     Service Fees. The Distribution Plan provides that a Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of a Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

     Distribution Fees. The Distribution Plan provides that a Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Funds--Distributor" in the SAI. The amount of the distribution fee paid by a Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

     Other Common Features. Fees payable under each Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund.

FEATURES UNIQUE TO CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

     Class A Shares. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases--Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of a Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). Distribution fee payments under the Distribution Plan may be used by MFD to pay securities dealers a distribution fee in an amount equal to 0.10% per annum of each Fund's average daily net assets attributable to Class A shares (other than Class A shares that have converted from Class B shares) owned by investors from whom that securities dealer is the holder or dealer of record. See "Purchases--Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Class A Distribution Plan do not exceed 0.35% per annum of the average daily net assets of a Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     Class B Shares. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases--Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, a Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases--Class B Shares" above).

     Class C Shares. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption of 1.00% during the first year See "Purchases--Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of a Fund's average daily net assets attributable to Class C shares.

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: Each Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.00%, 1.00% and 1.00%, per annum, respectively. Distribution and service fees for Class A shares under the Distribution Plan are currently being waived on a voluntary basis and may be imposed at the discretion of MFD.

DISTRIBUTIONS


Each Fund intends to pay substantially all of its net investment income to its shareholders as dividends at least annually. Each Fund may make one or more distributions during the calendar year to its shareholders from any net realized long-term or short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the distributing class. See "Shareholder Services--Distribution Options" below. Distributions paid by a Fund with respect to its Class A shares will generally be greater than those paid with respect to its distributing Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.


TAX STATUS

Each Fund is treated as an entity separate from the other Funds and the other series of the Trust for federal income tax purposes. In order to minimize the taxes each Fund would otherwise be required to pay, each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because each Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Funds will be required to pay any federal income or excise taxes, although a Fund's foreign-source income may be subject to foreign withholding taxes.


Shareholders of a Fund normally will have to pay federal income tax, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or reinvested in additional shares. A portion of the dividends received from each Fund (but none of the Funds' capital gain distributions) may qualify for the dividends-received deduction for corporations.

Shareholders that are not liable for income taxes, such as pension plans, generally will not pay taxes on a Fund's dividends or capital gain distributions. Non-tax-exempt shareholder should consult their tax advisers before making an investment in a Fund. Shortly after the end of each calendar year, each non-tax-exempt shareholder of a Fund will be sent a statement setting forth the federal income tax status of all of the Fund's dividends and distributions for that calendar year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is generally free of current taxes but results in a basis reduction), and the amount, if any, of federal income tax withheld.

Fund distributions will reduce a Fund's net asset value per share. Non-tax-exempt shareholders who buy shares shortly before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Each Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. Each Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on dividends, capital gain distribution and redemption proceeds paid to any non-corporate shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or (with respect to dividends and such distributions) who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Funds' Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in a Fund.


NET ASSET VALUE


The net asset value per share of each class of each Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in a Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received in "good order" by the dealer prior to its calculation and received by the dealer prior to the close of that business day. Each Fund has authorized one or more dealers to receive purchase and redemption orders on behalf of each such Fund. Such dealers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of each Fund. Each Fund will be deemed to have received a purchase or redemption order with an authorized dealer or, if applicable, a dealer's authorized designee, receives the order. Customer orders will be priced at the net asset value of the Fund next computed after such orders are received by an authorized dealer or the dealer's authorized designee.

EXPENSES

The Trust pays the compensation of the Trustees who are not officers of MFS or Vertex and all expenses of the Funds (other than those assumed by Vertex) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Funds; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Funds; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Funds' custodian, for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Funds; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Funds and the preparation, printing and mailing of prospectuses are borne by the Funds except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.


Subject to termination or revision at the sole discretion of Vertex, Vertex has agreed to bear each Fund's expenses (after taking into effect any compensating balance and offset arrangements) such that each such Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees, Rule 12b-1 fees, taxes, extraordinary expenses, brokerage and transaction costs and class specific expenses, do not exceed 2.00% per annum of its average daily net assets (the "Maximum Percentage"). The payments made by Vertex on behalf of each Fund under this arrangement are subject to reimbursement by such Fund to Vertex, which will be accomplished by the payment of an expense reimbursement fee by the Fund to Vertex computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment such Fund's "Other Expenses" will not exceed the Maximum Percentage. The obligation of Vertex to bear a Fund's "Other Expenses" pursuant to this arrangement and the Fund's obligation to pay the reimbursement fee to Vertex, terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by Vertex or May 1, 2001.

PROVISION OF ANNUAL AND SEMIANNUAL REPORTS

To avoid sending duplicate copies of materials to households, only one copy of each Fund annual and semiannual report may be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may call the Shareholder Servicing Agent at 1-800-225-2606 to request that copies of such reports be sent personally to that shareholder.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

Each Fund has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C shares of Beneficial Interest (without par value). Each Fund also has a class of shares which it offers exclusively to certain institutional investors, entitled Class I shares. As of the date of this Prospectus, the Trust has six series. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Trust's Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).

Each share of a class of each Fund represents an equal proportionate interest in that Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases--Conversion of Class B shares" above). Shares are fully paid and non-assessable. Should a Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

As of October 30, 1998, John Ballen, 8 Orchard Street, Southborough, MA 01772-1456 owns of record 42%, 99% and 87% of the All Cap Fund's, the U.S. All Cap Fund's and the Contrarian Fund's shares, respectively, and, therefore, controls each Fund.


PERFORMANCE INFORMATION


From time to time, each Fund may provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as Lipper Analytical Services, Inc., and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per share allocated to each class of a Fund over a 30-day period stated as a percent of the maximum public offering price of that class on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is calculated by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. Current distribution rate calculations for Class B and Class C shares assumes no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and may be calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of a Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of the CDSC, and which will therefore be higher. Each Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the "class inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of a Fund is based both on
(i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates.

All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only annualized net portfolio income as of a stated period of time and current distribution rate reflects only the annualized rate of distributions paid by a Fund over a stated period of time, while total rate of return reflects all components of investment return. A Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which a Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. In addition to information provided in shareholder reports, each Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

10. SHAREHOLDER SERVICES


Shareholders with questions concerning the shareholder services described below or concerning other aspects of a Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number). A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from a Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that a Fund ordinarily provides.

Account and Confirmation Statements--Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status").

Distribution Options--The following options are available to all accounts (except Systematic Withdrawal Plan accounts described below) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

     -- Dividends and capital gain distributions reinvested in additional shares; this option will be assigned if no other option is specified;

     -- Dividends (including short-term capital gains) in cash; capital gain distributions reinvested in additional shares; or

     -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of each Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Investment and Withdrawal Programs--For the convenience of shareholders, each Fund makes available the following programs designed to enable shareholders to add to their investment in an account with a Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or a Fund.

     Letter of Intent: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of a Fund alone or in combination with shares of Class B or Class C shares of a Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

     Right of Accumulation: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

     Distribution Investment Program: Shares of a particular class of a Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by a Fund may be automatically invested at net asset value in shares of the same class of another MFS Fund, if shares of such Fund are available for sale (without a sales charge and not subject to any applicable CDSC).

     Systematic Withdrawal Plan: A shareholder may direct the Shareholder Servicing Agent to send to him (or any one he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to CDSC.

Dollar Cost Averaging Programs--

     Automatic Investment Plan: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

     Automatic Exchange Plan: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares transferred and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining an investment program concurrently with a withdrawal program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for share redemption (if applicable) in the case of Class A shares.

Tax-Deferred Retirement Plans--Except as noted under "Purchases--Class C Shares" above, shares of each Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, Simplified Employee Pension plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

                                ---------------

The Funds' SAI dated February 1, 1999 contains more detailed information about each Fund, including, but not limited to, information related to: (i) each Fund's investment policies and restrictions; (ii) the Trustees, officers and Adviser; (iii) portfolio trading; (iv) the shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions;
(vi) the Distribution Plan; and (vii) various services and privileges provided by each Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                     APPENDIX A

                           WAIVERS OF SALES CHARGES


     This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain funds in the MFS Family of Funds, depending on which classes of shares are offered by such fund. As used in the Prospectus and any appendices thereto, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.


I. WAIVERS OF ALL APPLICABLE SALES CHARGES
   ---------------------------------------

   In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

   1. Dividend Reinvestment

      o Shares acquired through dividend or capital gain reinvestment; and
      o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

   2. Certain Acquisitions/Liquidations

      o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

   3. Affiliates of an MFS Fund/Certain Dealers. Shares acquired by:

      o Officers, eligible directors, employees (including retired employees) and agents of MFS, MFS, Sun Life or any of their subsidiary companies;
      o Trustees and retired trustees of any investment company for which MFD serves as distributor;
      o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;
      o Employees or registered representatives of dealers;
      o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and
      o Institutional Clients of MFS or MFS Institutional Advisors, Inc.

   4. Involuntary Redemptions (CDSC waiver only)

      o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and
        Repurchases--General--Involuntary Redemptions/Small Accounts" in the Prospectus.

   5. Retirement Plans (CDSC waiver only). Shares redeemed on account of distributions made under the following circumstances:

       Individual Retirement Accounts ("IRAs")

      o Death or disability of the IRA owner.

      Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")

      o Death, disability or retirement of 401(a) or ESP Plan participant;
      o Loan from 401(a) or ESP Plan;
      o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);
      o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);
      o Tax-free return of excess 401(a) or ESP Plan contributions;
      o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental

        401(k) Plan or another similar recordkeeping system made available by MFS Service Center, Inc. ( the "Shareholder Servicing Agent"); and
      o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

      o Shares purchased by certain retirement plans or trust accounts if: (i) the plan is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and
        (ii) the shares purchased or redeemed represent transfers from or transfers to plan investments other than the MFS Funds of which retirement plan recordkeeping services are provided under the terms of such agreement.


      Section 403(b) Salary Reduction Only Plans ("SRO Plans")

      o Death or disability of SRO Plan participant.

   6. Certain Transfers of Registration (CDSC waiver only). Shares transferred:

      o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and
      o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

   7. Loan Repayments:

      o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II. WAIVERS OF CLASS A SALES CHARGES
    --------------------------------

   In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

   1. Wrap Account and Fund "Supermarket" Investments

      o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.

   2. Investment by Insurance Company Separate Accounts

      o Shares acquired by insurance company separate accounts.

   3. Retirement Plans

      Administrative Services Arrangements

      o Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

      Reinvestment of Distributions from Qualified Retirement Plans

      o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

      Shares redeemed on account of distributions made under the following circumstances:

      IRAs

      o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

      o Tax-free returns of excess IRA contributions.

      401(a) Plans

      o Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and
      o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

     ESP Plans and SRO Plans

      o Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

   4. Purchases of at Least $5 Million (CDSC waiver only)

      o Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases--Class A Shares--Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.

   5. Bank Trust Departments and Law Firms

      o Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.


   6. Investment of Proceeds From Certain Redemptions of Class I Shares

      o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.


III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES
     --------------------------------------------

     In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

   1. Systematic Withdrawal Plan

      o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

   2. Death of Owner

      o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

   3. Disability of Owner

      o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

   4. Retirement Plans. Shares redeemed on account of distributions made under the following circumstances:

      IRAs, 401(a) Plans, ESP Plans and SRO Plans

      o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 701/2 years old, but only with respect to the minimum distribution under Code rules.

      Salary Reduction Simplified Employee Pension Plans ("SAR-SEP Plans")

      o Distributions made on or after the SAR-SEP Plan participant has attained the age of 701/2 years old, but only with respect to the minimum distribution under applicable Code rules; and
      o Death or disability of a SAR-SEP Plan participant.

                                                                     APPENDIX B

                     Description of Commercial Paper Ratings

Standard & Poor's Rating Services ("S&P"):

The rating "A" is the highest commercial paper rating assigned by S&P and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

Moody's Investors Service, Inc. ("Moody's"):


The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.


                          Description of Bond Ratings

      The ratings of Moody's, S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

S&P:

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA: An obligation rated AA differs from the higher rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar actions of payments on an obligation are jeopardized.

Plus(+) or Minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risks--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


Fitch IBCA:


AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD and D: Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e., below 50%.

Duff & Phelps:

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. From time to time, Duff & Phelps places issuers or security classes on Rating Watch. The Rating Watch status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s).

A listing on Rating Watch, however, does not mean a rating change is inevitable. The Rating Watch status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded; and the "uncertain" designation means a rating may be raised or lowered.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of BBB- and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, used this same rating scale. Duff & Phelps claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, A-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuers failed to meet scheduled principal and/or interest payments.

DP: Preferred stock with dividend arrearages.

Moody's Investors Service, Inc.:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

      Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

      Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

      Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Investment Adviser
Vertex Investment Management, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: 800-225-2606
Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116



                               Vertex All Cap Fund

                            Vertex U.S. All Cap Fund
                             Vertex Contrarian Fund


                     500 Boylston Street, Boston, MA 02116

                                         STATEMENT OF ADDITIONAL
                                         INFORMATION
Vertex All Cap Fund

Vertex U.S. All Cap Fund
Vertex Contrarian Fund
                                         February 1, 1999

Each a series of MFS[RegTM] Series Trust XI

500 Boylston Street, Boston, MA 02116
(617) 954-5000


                                                                       Page
                                                                      -----
   1.  Definitions ...................................................   1
   2.  Investment Objectives, Policies and Restrictions ..............   1
   3.  Management of the Funds .......................................  15
         Trustees ....................................................  15
         Officers ....................................................  15
         Trustee Compensation Table ..................................  16
         Investment Adviser ..........................................  17
         Administrator ...............................................  17
         Custodian ...................................................  17
         Shareholder Servicing Agent .................................  17
         Distributor .................................................  18
   4.  Portfolio Transactions and Brokerage Commissions ..............  18
   5.  Shareholder Services ..........................................  19
         Investment and Withdrawal Programs ..........................  19
         Exchange Privilege ..........................................  22
         Tax-Deferred Retirement Plans ...............................  22
   6.  Tax Status ....................................................  23
   7.  Distribution Plan .............................................  25
   8.  Determination of Net Asset Value and Performance ..............  25
   9.  Description of Shares, Voting Rights and Liabilities ..........  28
  10.  Independent Auditors and Financial Statements .................  29
       Appendix A--Performance Information ...........................  A-1



This Statement of Additional Information, as amended or supplemented from time to time ("SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus dated February 1, 1999. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


 This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

I. DEFINITIONS


All Cap Fund        Vertex All Cap Fund, a non-
                    diversified series of the Trust.

U.S. All Cap        Vertex U.S. All Cap Fund, a
Fund                non-diversified series of the Trust
                    (formerly known as Vertex
                    Research All Cap Fund prior to
                    August 1, 1998).

Contrarian Fund     Vertex Contrarian Fund, a non-
                    diversified series of the Trust.

"Fund(s)"           All Cap Fund, U.S. All Cap Fund
                    and Contrarian Fund.

"Trust"             MFS[RegTM] Series Trust XI, a
                    Massachusetts business Trust,
                    organized in 1993. Prior to
                    January 28, 1998, the Trust was
                    known as MFS Union Standard
                    Trust.

"Vertex" or the     Vertex Investment Management,
"Adviser"           Inc., a Delaware corporation.

"MFD"               MFS Fund Distributors, Inc., a
                    Delaware corporation.

"Prospectus"        The Prospectus of the Funds,
                    dated February 1, 1999, as
                    amended or supplemented from
                    time to time.


2. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies. The investment objective and policies of each Fund are described in the Prospectus and below. The following discussion of each Fund's investment techniques and restrictions supplements, and should be read in conjunction with, the information set forth in the "Investment Objectives and Policies," "Certain Securities and Investment Techniques" and "Additional Risk Factors" sections of the Prospectus.

Certain Securities and Investment Techniques.

Borrowings: To the extent that portfolio securities are purchased by a Fund with proceeds from bank borrowings, reverse repurchase agreements and the lending of portfolio securities, the net asset value of the Fund's shares generally will increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with these proceeds which is in excess of the expenses associated therewith can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these forms of borrowing fail to cover the expenses associated therewith, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, borrowing (leverage) is speculative and increases the risk of owning or investing in the shares of the Fund. Borrowings also increase each Fund's expenses because of interest and similar payments and administrative expenses associated with the borrowing of money. Unless the appreciation and income on assets purchased with proceeds from borrowings exceed the costs associated with the borrowings, the use of leverage by a Fund would diminish the investment performance of the Fund compared with what it would have been without leverage.

Lending of Portfolio Securities: Each Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower, or compensation from the investment of the collateral, less a fee paid to the borrower, if the collateral is in the form of cash. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned, as represented by the collateral received by the Fund in connection with such loans, would not exceed 50% of the value of a Fund's net assets.

Reverse Repurchase Agreements: Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. A Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies. A Fund will segregate liquid assets, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement, which is generally satisfied by the Fund providing the counterparty with collateral in the form of the securities subject to the repurchase agreement. See "Additional Risk Factors--Borrowings" below.

Repurchase Agreements: Each Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that a Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. Each Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, a Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the agreed upon repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

"When-Issued" Securities: Each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. When a Fund commits to purchase these securities on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of each Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. Purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.

Foreign Securities: Each Fund may invest in dollar-denominated and non dollar-denominated foreign securities. As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

Depository Receipts: Each Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Each Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. Each Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. Each Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency. Each Fund may also invest in Global Depositary Receipts ("GDRs") and other types of depositary receipts. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds: Each Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. Each Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy each Fund's distribution obligations.

Short Sales: Each Fund each may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

Each Fund may make short sales "against the box," i.e., when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short. The Fund may also enter into so called "naked" short sales, i.e., when a security identical to or exchangeable into the security borrowed and sold short is not owned by the Fund.

A Fund will not sell short securities whose underlying value, minus any amounts pledged by the Fund as collateral (which does not include the proceeds from the short sale), exceeds 100% of its net assets.

Whenever the Fund engages in short sales, it segregates liquid assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

Bank Borrowings: Each Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objective and policies. Bank borrowings by a Fund will not exceed 50% of its net assets. To the extent that portfolio securities are purchased by a Fund with proceeds from bank borrowings, the net asset value of the Fund's shares generally will increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with these proceeds which is in excess of the expenses associated therewith can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from bank borrowings fails to cover the expenses associated therewith, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, bank borrowing (leverage) is speculative and increases the risk of owning or investing in the shares of the Fund. Bank borrowings also increase each Fund's expenses because of interest payments and administrative expenses associated with the borrowing of money. Unless the appreciation and income on assets purchased with proceeds from bank borrowings exceed the costs associated with the bank borrowings, the use of leverage by a Fund would diminish the investment performance of the Fund compared with what it would have been without leverage.


Investment in Other Investment Companies: Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and the total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.


Indexed Securities: Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their principal value or interest rates may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.


The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

Swaps and Related Transactions: Each Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.


Each Fund will segregate liquid assets to cover its current obligations under swap transactions. If a Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will segregate liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Each Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

Options on Securities: Each Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by a Fund may be covered in the manner set forth below.

A call option written by a Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference is segregated by the Fund. A put option written by a Fund is "covered" if the Fund segregates liquid assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is segregated by the Fund in assets. Put and call options written by a Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited liquid assets. Such transactions permit a Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund, provided that another option on such security is not written. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

A Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by a Fund is more than the premium paid for the original purchase. Conversely, a Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/ return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; a Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by a Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

Each Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by a Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

Each Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

Each Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

Reset Options: In certain instances, each Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

Options on Indices: Each Fund may write (sell) covered call and put options and purchase call and put options on indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

Each Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. Each Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account. Each Fund may cover put options on stock indices by maintaining liquid assets with a value equal to the exercise price in a segregated account, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

Each Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indices will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

Each Fund may also purchase put options on indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

"Yield Curve" Options: Each Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a Fund may purchase or write such options for hedging purposes. For example, a Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling (see below).

Options: The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit each Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. Each Fund will treat all or a part of the formula price as illiquid for purposes of the

SEC illiquidity ceiling. Each Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

Futures Contracts: Each Fund may purchase and sell futures contracts on stock indices and commodities, and may purchase and sell futures contracts on foreign currencies or indices of foreign currencies ("Futures Contracts"). Consistent with each Fund's investment objective, each Fund may purchase and sell futures contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts, commodities and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable--a process known as "mark-to-market."

Purchases or sales of stock index futures contracts are used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market. A Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities.

As noted in the Prospectus, a Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where a Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

Forward Contracts: Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes as well as for non-hedging purposes. Each Fund may also enter into Forward Contracts for "cross-hedging" purposes as noted in the Prospectus. The Fund will enter into Forward Contracts for the purpose of protecting its current or intended investments from fluctuations in currency exchange rates.

A Forward Contract to sell a currency may be entered into where a Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. Each Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

Each Fund has established procedures which require the use of segregated assets or "cover" in connection with the purchase and sale of such Contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

Options on Futures Contracts: Each Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract in the case of a call option, or a "short" position in the underlying Futures Contract in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same Fund (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by a Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodities Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. A Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if liquid assets representing the difference is segregated by the Fund. A Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by a Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by a Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, a Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

Each Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

Options on Foreign Currencies: Each Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, each Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. Each Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, each Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by a Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

ADDITIONAL RISK FACTORS:

Options, Futures and Forward Transactions

Risk of imperfect correlation of hedging instruments with a Fund's portfolio. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, Options on Futures Contracts, Forward

Contracts and options on foreign currencies depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if a Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, a Fund may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such instruments. In such instances, the Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where a Fund enters into transactions in options, or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts, options and Forward Contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and Forward Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, a Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.

In writing a covered call option on a security, index or futures contract, a Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where a Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Fund's portfolio. When a Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received.


Moreover, by writing an option, a Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, a Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Funds to engage in such transactions.


The Funds may enter transactions in options (except for Options on Foreign Currencies), Futures Contracts, Options on Futures Contracts and Forward Contracts for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Funds will only write covered options, such that cash or securities necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by a Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. Entering into transactions in Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes could expose the Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, a Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing a Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

Risk of a potential lack of a liquid secondary market. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Funds will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Margin. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where a Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where a Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

Trading and position limits. The exchange on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

Risks of Options on Futures Contracts. The amount of risk a Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

Risks of transactions related to foreign currencies and transactions not conducted on U.S. exchanges. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by a Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the

OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Policies on the use of futures and options on futures contracts. In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that a Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

Risks of investing in Lower Rated Bonds


Each Fund may invest in fixed income securities, and may invest in convertible securities, rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"), Fitch IBCA ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps"), and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.



Each Fund may also invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps, and comparable unrated securities (commonly known as "junk bonds") to the extent described in the Prospectus. No minimum rating standard is required by a Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not a Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

                       --------------------------------

The policies stated above are not fundamental and may be changed without shareholder approval, as may each Fund's investment objective.

Investment Restrictions.

Each Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of a Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable are represented in person or by proxy): Except for Investment Restriction (1) and non-fundamental investment policy (1), these investment restrictions and policies are adhered to at the time of purchase of utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

Each Fund may not:

(1) borrow amounts from banks in excess of 33 1/3% of its total assets, including amounts borrowed;

(2) underwrite securities issued by other persons except insofar as a Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

(3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) in the ordinary course of its business. Each Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;

(4) issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), short sale, Forward Contracts, Futures Contracts, any other type of futures contract, and collateral arrangements with respect to initial and variation margin, are not deemed to be the issuance of a senior security;

(5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of a Fund's assets in repurchase agreements, shall not be considered the making of a loan; or

(6) purchase any securities of an issuer of a particular industry, if as a result, 25% or more of its total assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

In addition, each Fund has the following nonfundamental policies which may be changed without shareholder approval. Each Fund will not:

(1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of a Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of a Fund's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

(2) invest for the purpose of exercising control or management; or

(3) pledge, mortgage or hypothecate in excess of 33 1/3% of its total assets. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any short sale, any type of futures contract (including Futures Contracts), Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets.

3. MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees provides broad supervision over the affairs of each Fund. The Adviser is responsible for the investment management of each Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their ages and principal occupations during the past five years. (Their titles may have varied during that period.)

Trustees

NELSON J. DARLING, JR. (born 12/27/20)
Private Investor and Trustee
Address: 27 School Street, Boston, Massachusetts

WILLIAM R. GUTOW (born 9/27/41)
Private Investor; Real Estate Consultant; Capitol Entertainment (Blockbuster Video Franchise), Vice Chairman
Address: 3102 Maple Avenue, #100, Dallas, Texas

JEFFREY L. SHAMES*, Chairman and President (born 6/2/55)

Massachusetts Financial Services Company, Chairman  and Chief Executive Officer


Officers

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

JAMES O. YOST,* Assistant Treasurer (born 6/12/60) Massachusetts Financial Services Company, Vice President

MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59) Massachusetts Financial Services Company, Vice President (since March 1997); Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (prior to September 1994).

ELLEN M. MOYNIHAN,* Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President

   (since September 1996); Deloitte & Touche, LLP, Senior Manager (prior to September 1996).

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53) Vertex Investment Management, Inc., Secretary; Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary
 (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
   General Counsel

                       --------------------------------

* "Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of Vertex or with certain other funds of which Vertex or an affiliate of Vertex is the investment adviser or distributor. Mr. Shames, a Director of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other Vertex affiliates.

While each Fund pays the compensation of the non-interested Trustees, the Trustees are currently waiving their rights to receive such fees.

Trustee Compensation Table


      The Trust pays the compensation of the Trustees who are not officers of Vertex (who will each receive $1,300 annually plus $150 per meeting and $150 per committee meeting attended). Set forth below is certain information concerning the cash compensation paid to the Trustees.



                       Trustee Fees     Total Trustee Fees
                           from           from the Fund
  Name of Trustee         Fund(1)           Complex(2)
-------------------   --------------   -------------------
Nelson J. Darling         $0                 $
William R. Gutow           0
Jeffrey L. Shames          0


------------------------
(1) Estimated for the fiscal year ended September 30, 1998. The Trustees are currently waiving their right to receive fees from the Funds.


(2) For calendar year 1998. Mr. Darling served as Trustee of funds within the MFS Fund Complex (having aggregate net assets at December 31, 1998 of approximately $ billion) and Mr. Gutow served as Trustee of funds within the MFS Fund Complex (having aggregate net assets at December 31, 1998 of approximately $ billion).

As of October 30, 1998, the Trustees and officers as a group owned less than 1% of each of the Fund's shares outstanding to date.

As of October 30, 1998, the following owned more than 5% of the All Cap Fund:



                                   Approximate     Approximate %
                                    Number of      of Outstanding
                                      Shares           Shares
                                      Owned            Owned
George F. Bennett, Jr.,
  967 Broadway
  Hanover, MA 02339-2756             10,000             7.07%
John F. Brennan, Jr.,
  477 Far Reach Road,
  Westwood, MA 02090-1077            20,000            14.15%
John William Ballen
  8 Orchard Street
  Southborough, MA 01772-1456        59,287            41.94%
James T. Swanson
  c/o MFS, 500 Boylston Street
  Floor 25
  Boston, MA 02116                    9,990             7.07%
Nancy Ireland Beaulieu
  37 Buckmaster Drive
  Concord, MA 01742-2809              8,494             6.01%



As of October 30, 1998, the following owned more than 5% of the U.S. All Cap
Fund:



                                   Approximate     Approximate %
                                    Number of      of Outstanding
                                      Shares           Shares
                                      Owned            Owned
John William Ballen
  8 Orchard Street
  Southborough, MA 01772-1456        71,428             99.72%



As of October 30, 1998, the following owned more than 5% of the Contrarian
Fund:



                                   Approximate     Approximate %
                                    Number of      of Outstanding
                                      Shares           Shares
                                      Owned            Owned
John William Ballen
  8 Orchard Street
  Southborough, MA 01772-1456        67,339             87.24%
Brian and Margaret Stack
  10 Garrison Road
  Hingham, MA 02043-2821              7,966             10.32%


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Investment Adviser

Vertex is a wholly owned subsidiary of Massachusetts Financial Services Company ("MFS"). MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

Investment Advisory Agreement--The Adviser manages each Fund pursuant to separate Investment Advisory Agreements, each dated April 29, 1998 (the "Advisory Agreements"). Under the Advisory Agreements, the Adviser provides each Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for each Fund.

As described in the Prospectus, each Fund pays the Adviser as compensation for its services, a management fee that is comprised of two components. The first component is a basic fee equal to 1.50% per annum of the each Fund's average daily net assets (the "Basic Fee"). The second component is a performance fee adjustment. Only the Basic Fee will be paid by the Funds during their first year of investment operations (May 1, 1998 through April 30, 1999); the performance fee adjustment will be in effect on and after May 1, 1999.

The Adviser is currently waiving its right to receive its management fee from each Fund. The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing each Fund's investments and effecting its portfolio transactions.

Each Advisory Agreement will remain in effect until April 29, 2000, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Objective, Policies and Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.

Each Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Objectives, Policies and Restrictions"), or by either party on not more than 60 days' nor less than 30 days' written notice. Each Advisory Agreement provides that if Vertex ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the word "Vertex" and that Vertex may render services to others and may permit other fund clients to use the word "Vertex" in their names. Each Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

Administrator


MFS provides each Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the period from commencement of operations, May 1, 1998 to September 30, 1998, MFS received the following fees from each Fund under the Agreement.



                         For the Period
                         May 1, 1998 to
                       September 30, 1998
                      -------------------
All Cap Fund                  $59
U.S. All Cap Fund             $19
Contrarian Fund               $23


Custodian

State Street Bank and Trust Company (the "Custodian") is the custodian of each Fund's assets. The Custodian's responsibilities include safekeeping and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on each Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of each Fund. The Custodian does not determine the investment policies of each Fund or decide which securities a Fund will buy or sell. Each Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of each Fund.

Shareholder Servicing Agent

MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is each Fund's shareholder servicing agent, pursuant to Shareholder Servicing Agreement dated November 17, 1995, as amended (the "Agency Agreement"), with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of each Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of 0.1125%. In addition, the

Shareholder Servicing Agent will be reimbursed by each Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. The Custodian has contracted with the Shareholder Servicing Agent to perform certain dividend disbursing agent functions for the Fund.

Distributor

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of each Fund pursuant to a Distribution Agreement with the Trust dated as of January 1, 1995 (the "Distribution Agreement").

Class A Shares: MFD acts as agent in selling Class A shares of each Fund to dealers. The public offering price of Class A shares of each Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of each Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of each Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below).

Class A shares of each Fund may be sold at their net asset value to certain persons and in certain instances, as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom Vertex, MFS, MFD and/or a Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to a Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 5.00% and MFD retains approximately 3/4 of 1% of the public offering price. MFD, on behalf of each Fund, pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

Class B Shares, Class C Shares and Class I Shares: MFD acts as agent in selling Class B, Class C shares and Class I shares of each Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus supplement pursuant to which Class I shares are offered).


GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the Vertex Funds, to facilitate the settlement of sales of shares of a Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


The Distribution Agreement will remain in effect until August 1, 1999 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Objective, Policies and Restrictions--Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

4. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Funds are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser, in a similar capacity. Changes in each Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of a Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising a Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of a Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of a Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser and MFS to allocate a total of $39,355 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between a Fund and the Adviser).

The Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The management fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent a Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both a Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any affiliate of the Adviser. Investment decisions for a Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, a Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


5. SHAREHOLDER SERVICES

Investment and Withdrawal Programs--Each Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or a Fund.

      Letter of Intent: If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of a Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of a Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

      Right of Accumulation: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $37,500 and purchases an additional $12,500 of Class A shares of a Fund, the sales charge for the $12,500 purchase would be at the rate of 4.75% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

      Subsequent Investment by Telephone: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

      Distribution Investment Program: Distributions of dividends and capital gains made by a Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

      Systematic Withdrawal Plan: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Reinvested Shares"; (ii) to the extent necessary, any "Free

Amount"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of a Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of a Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by a Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that a Fund ceases to assume the cost of these services. Each Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

      Invest by Mail: Additional investments of $50 or more may be made at any time by mailing a check payable to a Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

      Group Purchases: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment Adviser or other similar groups; and
(4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

      Automatic Exchange Plan: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the Funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing--signed by the record owner(s) exactly as shares are registered; if by telephone--proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the

Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.


      Reinvestment Privilege: Shareholders of each Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, and reinvestment thus will not postpone the taxability of gain recognized on a redemption or repurchase of shares, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in deferral of the deduction for all or a portion of a loss realized on the original redemption or repurchase for federal income tax purposes. Please see your tax adviser for further information.


Exchange Privilege--Subject to the requirements set forth below, some or all of the shares of the same class in an account with a Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing--signed by the record owner(s) exactly as the shares are registered; if by telephone--proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by a Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A Shares of MFS Cash Reserve Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of each Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of a Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).

Tax-Deferred Retirement Plans--Shares of each Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/ or custody agreements for the following:

o Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal Income tax deduction for amounts contributed);

o   Simplified Employee Pension (SEP-IRA) Plans;

o Retirement plans qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

o   Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Code Sections 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.

6. TAX STATUS


Each Fund has elected to be, and intends to qualify each year to be treated as, a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because each Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Fund will be required to pay any federal income or excise taxes, although a Fund's foreign-source income may be subject to foreign withholding taxes. If a Fund should fail to be treated as a "regulated investment company" in any year, a Fund would incur regular corporate federal income tax on its taxable income and Fund distributions would generally be taxable as ordinary dividend income to non-tax-exempt shareholders.

Shareholders that are not tax-exempt entities normally will have to pay federal income taxes and any state or local income taxes on the dividends and capital gain distributions they receive from a Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. A portion of a Fund's dividends from ordinary income is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of the Fund's shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the federal alternative minimum tax or result in certain basis adjustments.


Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to a Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shareholders have held their shares.


Any Fund dividend or other distribution that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the distribution is declared. Each Fund will notify non-tax-exempt shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares of a Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as short-term capital gain or loss. However, any loss realized upon a disposition of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of a Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of that Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).


Each Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

A Fund's investments in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause that Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on a Fund, it may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. An investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the investing Fund has state or local governments or other tax-exempt organizations as shareholders.

Each Fund's transactions in options, Futures Contracts Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions (as well as gain or loss realized from actual dispositions during that year of similar positions) will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles" and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that could alter the effects of these rules. Each Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.


If a Fund has an "appreciated financial position"--generally, an interest (including an interest through an option, Futures Contract or Forward Contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or Futures Contract or Forward Contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


Special tax considerations apply with respect to foreign investments of a Fund. Foreign exchange gains or losses realized by a Fund will generally be treated as ordinary income or losses. Investment by a Fund in stock of certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax and interest on the Fund. A Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause a Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Investment income received by a Fund from foreign securities may be subject to foreign income taxes withheld at the source that may reduce its total return; the Funds do not expect to be able to pass through to their shareholders foreign tax credits with respect to foreign income taxes paid by the Funds. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income; each Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from a Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

Each Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.


Distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. Each Fund intends to advise its shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes, as well as regarding the tax consequences of an investment in a Fund.


A Fund will not be required to pay Massachusetts income or excise taxes as long as it qualifies as a regulated investment company under the Code.


7. DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for each Fund (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit each Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by each Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of each Fund. Such an increase may reduce the expense ratio to the extent a Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were a Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of a Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from a Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.


MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to a Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment.


GENERAL: The Distribution Plan will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to any of the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of a Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

8. DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

Net Asset Value: The net asset value per share of each class of each Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Day, Presidents' Day,

Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Equity securities in a Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in a Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in a Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of a Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

PERFORMANCE INFORMATION

Total Rate of Return: Each Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. Each Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge (5.75% maximum with respect to Class A shares) and/or (iii) a total rate of return which represents aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

Each Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the "class inception date"). The calculation of total rate of return for a class of shares which has a later inception date than another class of shares of a Fund is based both on
(i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of a Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Yield: Any yield quotation for a class of shares of a Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 5.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.


Each Fund's yield quotations for each class of shares is presented in Appendix A attached hereto.

Current Distribution Rate: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to a Fund's shareholders. Amounts paid or expected to be paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by
(i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time. The Fund's current distribution rate calculation for Class B and Class C shares assumes no CDSC is paid. Each Fund's current distribution rate quotations for each Class of shares are presented in Appendix A attached hereto.


General: From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon
K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. Each Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. Each Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.


From time to time, each Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for each Fund; each Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

Each Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time each Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

Each Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.

From time to time each Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.


Each Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

From time to time, each Fund may also advertise annual returns showing the cumulative value of an initial investment in each Fund in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.


MFS Firsts: MFS has a long history of innovations.


1924 Massachusetts Investors Trust is established as the first open-end mutual fund in America.
1924 Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.
1932 One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.
1933 Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933
         ("Truth in Securities Act" or "Full Disclosure Act").
1936 Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.
1976 MFS[RegTM] Municipal Bond Fund is among the first municipal bond funds established.
1979 Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.
1981     MFS[RegTM] World Governments Fund is established as
         America's first globally diversified fixed-income mutual fund.
1984 MFS[RegTM] Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.
1986 MFS[RegTM] Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.
1986 MFS[RegTM] Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.
1987 MFS[RegTM] Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.
1989 MFS[RegTM] Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.
1990 MFS[RegTM] World Total Return Fund is the first global balanced fund.
1993 MFS[RegTM] World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.
1993     MFS[RegTM] becomes money manager of MFS[RegTM] Union
         Standard[RegTM] Equity Fund, the first fund to invest solely in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of each Fund and one other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of each Fund (Class A, Class B, Class C and Class I shares). Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions"). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10. INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS


Ernst & Young LLP are each Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC. The Portfolios of Investments and Statements of Assets and Liabilities at September 30, 1998, the Statement of Operations for the fiscal year ended September 30, 1998, the Statement of Changes in Net Assets for the fiscal year ended September 30, 1998, the Notes to Financial Statements and the Report of Independent Auditors each of which is included in the Annual Report to Shareholders for each Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                  Appendix A

                             PERFORMANCE INFORMATION

              Performance Quotations are as of September 30, 1998

     The performance quotations below should not be considered as respective of the performance of each Fund in the future since the net asset value and public offering price of shares of each Fund will vary. See "Determination of Net Asset Value" in the SAI.



                                         Aggregate Annual Total Returns(1)           Current
                                                  Life of Fund(2)              Distribution Rate(3)
                                                  ---------------              --------------------
All Cap Fund
Class A Shares with sales charge                     (4.81)%                           --
Class A Shares without sales charge                   1.00%                            --

U.S. All Cap Fund
Class A Shares with sales charge                    (18.85)%                           --
Class A Shares without sales charge                 (13.90)%                           --

Contrarian Fund
Class A Shares with sales charge                     (9.70)%                           --
Class A Shares without sales charge                  (4.20)%                           --



Class B, Class C and Class I shares were not available for sale during the period.
-----------
(1) Total rate of return figures would have been lower if certain fee waivers were not in place.
(2) Start of investment operations was May 1, 1998.
(3) Annualized based on last distribution.

Investment Adviser
Vertex Investment Management, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: 800-225-2606
Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116



                               Vertex All Cap Fund

                            Vertex U.S. All Cap Fund
                             Vertex Contrarian Fund


                              500 BOYLSTON STREET,
                                BOSTON, MA 02116

                                     PART C


ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS

                  MFS UNION STANDARD EQUITY FUND

                  (A) FINANCIAL STATEMENTS INCLUDED IN PARTS A AND B:

                             INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                                 For the period year ended September 30, 1998 and the period ended September 30, 1997:
                                    Financial Highlights

                             INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:
                                 For the fiscal year ended September 30, 1998:
                                    Statement of Operations*

                                 For the two-years ended September 30, 1998:
                                    Statement of Changes in Net Assets*

                                 At September 30, 1998:
                                    Portfolio of Investments*
                                    Statement of Assets and Liabilities*

                  VERTEX ALL CAP FUND

                  (A) FINANCIAL STATEMENTS INCLUDED IN PARTS A AND B:

                             INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                                 For the period from the commencement of
                                 investment operations, May 1, 1998 to September 30, 1998:
                                    Financial Highlights

                             INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:
                                 At September 30, 1998:
                                    Portfolio of Investments**
                                    Statement of Assets and Liabilities**

                                 For the period ended September 30, 1998:
                                    Statement of Operations**

                                 For the period ended September 30, 1998:
                                    Statement of Changes in Net Assets**

                  VERTEX U.S. ALL CAP FUND

                  (A) FINANCIAL STATEMENTS INCLUDED IN PARTS A AND B:

                             INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                                 For the period from the commencement of
                                 investment operations, May 1, 1998 to September 30, 1998:
                                    Financial Highlights

                             INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:
                                 At September 30, 1998:
                                    Portfolio of Investments***
                                    Statement of Assets and Liabilities***

                                 For the period ended September 30, 1998:
                                    Statement of Operations***

                                 For the period ended September 30, 1998:
                                    Statement of Changes in Net Assets***

                  VERTEX CONTRARIAN FUND

                  (A) FINANCIAL STATEMENTS INCLUDED IN PARTS A AND B:

                             INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                                 For the period from the commencement of
                                 investment operations, May 1, 1998 to September 30, 1998:
                                    Financial Highlights

                             INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:
                                 At September 30, 1998:
                                    Portfolio of Investments****
                                    Statement of Assets and Liabilities****

                                 For the period ended September 30, 1998:
                                    Statement of Operations****

                                 For the period ended September 30, 1998:
                                    Statement of Changes in Net Assets****

---------------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated September 30, 1998, filed with the SEC via EDGAR no later than December 9, 1998.
** Incorporated herein by reference to the Fund's Annual Report to Shareholders dated September 30, 1998, filed with the SEC via EDGAR no later than December 9, 1998.
*** Incorporated herein by reference to the Fund's Annual Report to Shareholders dated September 30, 1998, filed with the SEC via EDGAR no later than December 9, 1998.
**** Incorporated herein by reference to the Fund's Annual Report to Shareholders dated September 30, 1998, filed with the SEC via EDGAR no later than December 9, 1998.


                  (B)    EXHIBITS

                           1 (a) Amended and Restated Declaration of Trust,
                                 dated January 24, 1996. (6)

                             (b) Amendment to the Amended and Restated
                                 Declaration of Trust, dated January 29, 1997 - Abolishment of MFS Union Standard Research Fund, a series of MFS Union Standard Trust.
                                 (11)

                             (c) Certification of Amendment to the Declaration
                                 of Trust, dated July 30, 1997 - Redesignation of Series of Shares. (14).


                             (d) Amendment to the Declaration of Trust, dated
                                 January 28, 1998. (15)

                             (e) Amendment to the Amended and Restated
                                 Declaration of Trust to terminate the Vertex
                                 Growth Fund and the Vertex Discovery Fund, dated November 2, 1998; filed herewith.

                             (f) Certification of Amendment to Declaration of
                                 Trust - Redesignation of Series, dated July 31, 1998; filed herewith.


                           2     By-Laws, dated September 1, 1993. (4)

                           3     Not Applicable.

                           4     Form of Share Certificate. (3)


                           5 (a) Investment Advisory Agreement by and
                                 between MFS Union Standard Trust on behalf of MFS Union Standard Equity Fund and Massachusetts Financial Services Company, dated December 8, 1993. (4)

                             (b) Investment Advisory Agreement by and between
                                 MFS Series Trust XI on behalf of Vertex All Cap Fund and Vertex Investment Management, Inc., dated April 29, 1998; filed herewith.

                             (c) Investment Advisory Agreement by and between
                                 MFS Series Trust XI on behalf of Vertex U.S.
                                 All Cap Fund, formerly known as Vertex Research All Cap Fund, and Vertex Investment Management, Inc., dated April 29, 1998; filed herewith.

                             (d) Investment Advisory Agreement by and between
                                 MFS Series Trust XI on behalf of Vertex
                                 Contrarian Fund and Vertex Investment
                                 Management, Inc., dated April 29, 1998; filed herewith.


                           6 (a) Amended and Restated Master Distribution
                                 Agreement, dated as of December 8, 1993 and Amended and Restated as of July 30, 1997. (14)

                             (b) Dealer Agreement between MFS Fund Distributors,
                                 Inc. ("MFD") and a dealer and the Mutual Fund Agreement between MFD and a bank or NASD affiliate as amended on April 11, 1997. (9)

                           7     Not Applicable.

                           8 (a) Custodian Agreement between Registrant and
                                 State Street Bank and Trust Company, dated
                                 December 8, 1993. (5)

                             (b) Amendment to the Custodian Agreement, dated
                                 December 8, 1993. (4)

                             (c) Amendment to Custodian Contract, dated November
                                 17, 1995. (5)

                           9 (a) Amended and Restated Shareholder Servicing
                                 Agent Agreement, dated November 17, 1995 between Registrant and MFS and Form of Amendment to Amended and Restated Shareholder Servicing Agent Agreement, dated January 1, 1998. (14)

                             (b) Proxy Services Agreement between MFS Union
                                 Standard Trust and American Capital Strategies Ltd., dated December 8, 1993. (5)

                             (c) Dividend Disbursing Agency Agreement between
                                 Registrant and State Street Bank and Trust
                                 Company, dated December 8, 1993. (4)

                             (d) Loan Agreement by and among the Banks named
                                 therein, the MFS Funds named therein, and The First National Bank of Boston, dated as of February 21, 1995. (2)

                             (e) Third Amendment, dated February 14, 1997 to
                                 Loan Agreement, dated February 21, 1995 by and among the Banks named therein, the MFS Funds named therein and the First National Bank of Boston, dated February 14, 1997. (10)


                             (f) Master Administrative Services Agreement, as
                                 amended, dated March 1, 1998. (7)

                             (g) Exchange Privilege Agreement dated July 31,
                                 1997. (12)


                          10 Consent and Opinion of Counsel, dated January 27, 1998. (14)


                          11 (a) Consent of Ernst & Young LLP on behalf of
                                 Vertex All Cap Fund, Vertex U.S. All Cap Fund (formerly known as Vertex Research All Cap
                                 Fund) and Vertex Contrarian Fund; filed
                                 herewith.

                             (b) Consent of Deloitte & Touche LLP on behalf of
                                 MFS Union Standard Equity Fund; filed herewith.


                          12     Not Applicable.

                          13 Investment Representation Letter, dated November 19, 1993. (4)

                          14 (a) Forms for Individual Retirement Account
                                 Disclosure Statement, as currently in effect.
                                 (8)

                             (b) Forms 403(b) Custodial Account Agreement, as
                                 currently in effect. (8)

                             (c) Forms for MFS Prototype Paired Defined
                                 Contribution Plans as Trust Agreement, as currently in effect. (8)

                          15 Master Distribution Plan pursuant to 12b-1 under the Investment Company Act of 1940, effective July 30, 1997. (14).

                          16 Schedule of Computation for Performance Quotations - Total Return. (1)


                          17     Financial Data Schedules; filed herewith.

                          18 Amended and Restated Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, effective September 6, 1996 as amended and restated (Exhibit A dated May 27, 1998).
                                 (13)

                                  Power of Attorney dated August 12, 1994. (4)
                                  Power of Attorney dated February 19, 1998;
                                  filed herewith.


-----------------
 (1) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.
 (2) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.
 (3) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.
 (4) Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed with the SEC via EDGAR on September 1, 1995.
 (5) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed with the SEC via EDGAR on January 26, 1996.
 (6) Incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the SEC via EDGAR on January 28, 1997.

 (7) Incorporated by reference to Massachusetts Investors Growth Stock Fund's (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 65 filed with the SEC on March 30, 1998.

 (8) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.
 (9) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 24, filed with the SEC via EDGAR on May 29, 1997.
(10) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on June 26, 1997.
(11) Incorporated by reference to Registrant's Post-Effective Amendment No. 6 filed with the SEC via EDGAR on June 24, 1997.
(12) Incorporated by reference to Massachusetts Investors Growth Stock Fund's (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 64 filed with the SEC on October 29, 1997.
(13) Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 27 filed with the SEC on May 29, 1998.
(14) Incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the SEC on January 28, 1998.
(15) Incorporated by reference to the Registrant's Post-Effective Amendment No. 8 filed with the SEC on February 12, 1998.

ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  Not applicable.


ITEM 26.          INDEMNIFICATION


                  Section 5.3 of the Registrant's Amended and Restated Declaration of Trust provides that every person who is or has been a Trustee or officer of the Registrant shall be indemnified by the Registrant against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. However, Section 5.3 further provides that no indemnification shall be provided to a Trustee or officer:

                  (i) against any liability to the Registrant or the shareholders of the Registrant by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant; or

                  (iii) in the event of a settlement involving a payment by a
                        Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (i) or (ii) above resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                        (A) by vote of a majority of the Disinterested Trustees
                            (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                        (B) by written opinion of independent legal counsel.

                  The term "Disinterested Trustee" is defined as one who is not an interested person of the Registrant and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

                  Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in Section 5.3 of the Registrant's Declaration of Trust shall be advanced by the Registrant prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under Section 5.3, provided that either:

                        (i) such undertaking is secured by a surety bond or some
                            other appropriate security or the Registrant shall be insured against losses arising out of any such advances; or

                       (ii) a majority of the Disinterested Trustees acting on
                            the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                  Section 9 of the Amended and Restated Shareholder Servicing Agent Agreement between the Registrant and MFS Service Center, Inc. ("MFSC") specifies that the Registrant will indemnify MFSC against and hold MFSC harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from MFSC's bad faith or negligence, and arising out of, or in connection with, MFSC's duties on behalf of the Registrant under such Agreement. In addition, Section 9 provides that the Registrant will indemnify MFSC against and hold MFSC harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit as a result of MFSC acting in accordance with any instructions reasonably believed by MFSC to have been executed or orally communicated by any person duly authorized by the Registrant or its principal underwriter, or as a result of acting in accordance with written or oral advice reasonably believed by MFSC to have been given by counsel for the Registrant, or as a result of acting in accordance with any instrument or share certificate reasonably believed by MFSC to have been genuine and signed, countersigned or executed by any person or persons authorized to sign, countersign or execute the same (unless contributed to by MFSC's gross negligence or bad faith).

                  The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor will be insured as of the effective date of this Registration Statement under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.


ITEM 27.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                  MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below): Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series:
MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Global Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Large Cap Growth Fund, MFS Intermediate Income Fund and MFS Charter Income Fund), MFS Series Trust III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund), MFS Series Trust V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International Opportunities Fund, MFS International Strategic Growth Fund and MFS International Value Fund), MFS Series Trust VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund), MFS Series Trust VII (which has two series: MFS Global Governments Fund and MFS Capital Opportunities Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS Global Growth Fund), MFS Series Trust IX (which has five series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Intermediate Investment Grade Bond
Fund), MFS Series Trust X (which has seven series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Growth and Income Fund, MFS Strategic Value Fund, MFS Small Cap Value Fund and MFS Emerging Markets Debt Fund), MFS Series Trust XI (which has four series: MFS Union Standard Equity Fund, Vertex All Cap Fund, Vertex U.S. All Cap Fund and Vertex Contrarian Fund), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  MFS also serves as investment adviser of the following open-end Funds: MFS Institutional Trust ("MFSIT") (which has ten series) and MFS Variable Insurance Trust ("MVI") (which has thirteen series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 26 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

                  Vertex Investment Management, Inc., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex All Cap Fund, Vertex U.S. All Cap Fund and Vertex Contrarian Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds known as the MFS Funds after January 1999 (which will have 11 portfolios as of January 1999):
U.S. Equity Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Dollar Reserve Fund, Charter Income Fund, U.S. Research Fund, U.S. Strategic Growth Fund, Global Equity Fund, European Equity Fund and European Corporate Bond Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

                  MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Global Growth Fund, MFS Meridian Money Market Fund, MFS Meridian Global Balanced Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian Global Asset Allocation Fund and the MFS Meridian Research International Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

                  MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

                  MFS Institutional Advisors (Australia) Ltd.
("MFSI-Australia"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 37, Governor Phillip Tower, One Farrer Place, Sydney, N5W2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

                  MFS Holdings Australia Pty Ltd. ("MFS Holdings Australia"), a private limited company organized pursuant to the Corporations Law of New South Wales, Australia whose current address is Level 37, Governor Phillip Tower, One Farrer Place, Sydney, NSW2000 Australia, and whose function is to serve primarily as a holding company.

                  MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

                  MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

                  MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

                  MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

                  Massachusetts Investment Management Co., Ltd. (MIMCO), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMCO, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

                  MIMCO

                  Jeffrey L. Shames, Arnold D. Scott and Mamoru Ogata are Directors, Shaun Moran is the Representative Director, Joseph W. Dello Russo is the Statutory Auditor, Robert DiBella is the President and Thomas B. Hastings is the Assistant Statutory Auditor.

                  MFS

                  The Directors of MFS are Jeffrey L. Shames, Arnold D. Scott, John W. Ballen, Kevin R. Parke, Thomas J. Cashman, Jr., Joseph W. Dello Russo, William W. Scott, Donald A. Stewart and John D. McNeil. Mr. Shames is the Chairman and Chief Executive Officer, Mr. Ballen is President and Chief Investment Officer, Mr. Arnold Scott is a Senior Executive Vice President and Secretary, Mr. William Scott, Mr. Cashman, Mr. Dello Russo and Mr. Parke are Executive Vice Presidents (Mr. Parke is also Chief Equity Officer), Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

                  MASSACHUSETTS INVESTORS TRUST
                  MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                  MFS GROWTH OPPORTUNITIES FUND
                  MFS GOVERNMENT SECURITIES FUND
                  MFS SERIES TRUST I
                  MFS SERIES TRUST V
                  MFS SERIES TRUST VI
                  MFS SERIES TRUST X
                  MFS GOVERNMENT LIMITED MATURITY FUND

                  Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

                  MFS SERIES TRUST II

                  Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS GOVERNMENT MARKETS INCOME TRUST
                  MFS INTERMEDIATE INCOME TRUST

                  Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS SERIES TRUST III

                  James T. Swanson, Robert J. Manning and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS SERIES TRUST IV
                  MFS SERIES TRUST IX

                  Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS SERIES TRUST VII

                  Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS SERIES TRUST VIII

                  Jeffrey L. Shames, Leslie J. Nanberg and James T. Swanson and John D. Laupheimer, Jr., a Senior Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS MUNICIPAL SERIES TRUST

                  Robert A. Dennis is Vice President, Geoffrey L. Schechter, Vice President of MFS, is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS VARIABLE INSURANCE TRUST
                  MFS SERIES TRUST XI
                  MFS INSTITUTIONAL TRUST

                  Jeffrey L. Shames is the President and Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS MUNICIPAL INCOME TRUST

                  Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS MULTIMARKET INCOME TRUST
                  MFS CHARTER INCOME TRUST

                  Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS SPECIAL VALUE TRUST

                  Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS/SUN LIFE SERIES TRUST

                  John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MONEY MARKET VARIABLE ACCOUNT
                  HIGH YIELD VARIABLE ACCOUNT
                  CAPITAL APPRECIATION VARIABLE ACCOUNT
                  GOVERNMENT SECURITIES VARIABLE ACCOUNT
                  TOTAL RETURN VARIABLE ACCOUNT
                  WORLD GOVERNMENTS VARIABLE ACCOUNT
                  MANAGED SECTORS VARIABLE ACCOUNT

                  John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr. is the Assistant Secretary.

                  MIL FUNDS

                  Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

                  MFS MERIDIAN FUNDS

                  Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr. is the Assistant Secretary and James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers.

                  VERTEX

                  Jeffrey L. Shames and Arnold D. Scott are the Directors, Jeffrey L. Shames is the President, Kevin R. Parke and John W. Ballen are Executive Vice Presidents, John F. Brennan, Jr., and John D. Laupheimer are Senior Vice Presidents, Brian E. Stack is a Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen
E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

                  MIL

                  Peter D. Laird is President and a Director, Arnold D. Scott, Jeffrey L. Shames and Thomas J. Cashman, Jr. are Directors, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

                  MIL-UK

                  Peter D. Laird is President and a Director, Thomas J. Cashman, Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is a Director and the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

                  MFSI - AUSTRALIA

                  Thomas J. Cashman, Jr. is President and a Director, Graham E. Lenzer, John A. Gee and David Adiseshan are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

                  MFS HOLDINGS - AUSTRALIA

                  Jeffrey L. Shames is the President and a Director, Arnold D. Scott, Thomas J. Cashman, Jr., and Graham E. Lenzer are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

                  MFD

                  Arnold D. Scott and Jeffrey L. Shames are Directors, William
W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

                  MFSC

                  Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President and Chief Information Officer of MFS, is Vice Chairman and a Director, Janet A. Clifford is the President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

                  MFSI

                  Thomas J. Cashman, Jr., Jeffrey L. Shames, and Arnold D. Scott are Directors, Joseph J. Trainor is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, Kevin R. Parke is the Executive Vice President and a Managing Director, George F. Bennett, Jr., John A. Gee, Brianne Grady, Joseph A. Kosciuszek and Joseph J. Trainor are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

                  RSI

                  Arnold D. Scott is the Chairman and a Director, Martin E. Beaulieu is the President, William W. Scott, Jr. is a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen
E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

                  In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

                  Donald A. Stewart         President and a Director, Sun Life
                                            Assurance Company of Canada, Sun
                                            Life Centre, 150 King Street West,
                                            Toronto, Ontario, Canada (Mr.
                                            Stewart is also an officer and/or
                                            Director of various subsidiaries and
                                            affiliates of Sun Life)

                  John D. McNeil            Chairman, Sun Life Assurance Company
                                            of Canada, Sun Life Centre, 150 King
                                            Street West, Toronto, Ontario,
                                            Canada (Mr. McNeil is also an
                                            officer and/or Director of various
                                            subsidiaries and affiliates of Sun
                                            Life)

                  Joseph W. Dello Russo     Director of Mutual Fund Operations,
                                            The Boston Company, Exchange Place,
                                            Boston, Massachusetts (until August,
                                            1994)

ITEM 28.          DISTRIBUTORS

                  (a) Reference is hereby made to Item 28 above.

                  (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

                  (c) Not applicable.

ITEM 29.          LOCATION OF ACCOUNTS AND RECORDS

                  The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                        NAME                                 ADDRESS

                  Massachusetts Financial                500 Boylston Street
                    Services Company                     Boston, MA  02116

                  MFS Fund Distributors, Inc.            500 Boylston Street
                                                         Boston, MA  02116

                  State Street Bank and                  State Street South
                    Trust Company                        5-West
                                                         North Quincy, MA  02171

                  MFS Service Center, Inc.               500 Boylston Street
                                                         Boston, MA  02116

                  The Registrant's corporate documents are kept by the Registrant at its offices. Portfolio brokerage orders, other purchase orders, reasons for brokerage allocation and lists of persons authorized to transact business for the Registrant are kept by Massachusetts Financial Services Company at 500 Boylston Street, Boston, Massachusetts 02116. Shareholder account records are kept by MFS Service Center, Inc. at 500 Boylston Street, Boston, Massachusetts 02116. Transaction journals, receipts for the acceptance and delivery of securities and cash, ledgers and trial balances are kept by State Street Bank and Trust Company at State Street South, 5-West, North Quincy, Massachusetts 02171.

ITEM 30.          MANAGEMENT SERVICES

                  Not applicable.

ITEM 31.          UNDERTAKINGS

                  (a)   Not applicable.

                  (b) The Trust undertakes to file a post-effective amendment on behalf of Vertex All Cap Fund, Vertex Contrarian Fund, Vertex Research All Cap Fund, Vertex Growth Fund and Vertex Discovery Fund (the "Vertex Funds") using financial statements which need not be certified, within four to six months from the effective date of the Vertex Funds' 1933 Act Registration Statement or the commencement of investment operations of the Vertex Funds.

                  (c) The registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                  (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 20th day of November, 1998.


                                            MFS SERIES TRUST XI


                                            By:      JAMES R. BORDEWICK, JR.
                                            Name:    James R. Bordewick, Jr.
                                            Title:   Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on November 20, 1998.


         SIGNATURE                                                    TITLE


STEPHEN E. CAVAN*                           Principal Executive Officer
---------------------------
Stephen E. Cavan

                                            Treasurer (Principal Financial
                                             Officer and Principal Accounting
W. THOMAS LONDON*                            Officer)
---------------------------
W. Thomas London


WILLIAM R. GUTOW*                           Trustee
---------------------------
William R. Gutow


NELSON J. DARLING, JR.*                     Trustee
---------------------------
Nelson J. Darling, Jr.


                                            *By:       JAMES R. BORDEWICK, JR.
                                            Name:      James R. Bordewick, Jr.
                                                       as Attorney-in-fact

                                            Executed by James R. Bordewick, Jr.
                                            on behalf of those indicated
                                            pursuant to (i) a Power of Attorney
                                            dated August 12, 1994, incorporated
                                            by reference to the Registrant's
                                            Post-Effective Amendment No. 3 filed
                                            electronically with the Securities
                                            and Exchange Commission on September
                                            1, 1995; and (ii) a Power of
                                            Attorney dated February 19, 1998,
                                            filed herewith.

                                POWER OF ATTORNEY

                             MFS Institutional Trust

         The undersigned officer of MFS Institutional Trust (the "Registrant") hereby severally constitutes and appoints Jeffrey L. Shames, Arnold D. Scott, W. Thomas London, and James R. Bordewick, Jr., and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for the undersigned, in the name of, and in the capacity indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         In WITNESS WHEREOF, the undersigned has hereunto set his hand on this 19th day of February, 1998.


         Signature                                 Title
         ---------                                 -----

         STEPHEN E. CAVAN               Principal Executive Officer
         Stephen E. Cavan

                                INDEX TO EXHIBITS

EXHIBIT NO.                  DESCRIPTION OF EXHIBITS                 PAGE NO.
-----------                  -----------------------                 --------

   1       (e)         Amendment to the Amended and Restated
                        Declaration of Trust to terminate the
                        Vertex Growth Fund and the Vertex
                        Discovery Fund, dated November 2,
                        1998.

           (f) Certification of Amendment to Declaration of Trust - Redesignation of Series, dated July 31, 1998.

   5       (b)         Investment Advisory Agreement by and
                        between MFS Series Trust XI on behalf
                        of Vertex All Cap Fund and Vertex
                        Investment Management, Inc., dated
                        April 29, 1998.

           (c) Investment Advisory Agreement by and between MFS Series Trust XI on behalf of Vertex U.S. All Cap Fund, formerly known as Vertex Research All Cap Fund and Vertex Investment Management, Inc., dated April 29, 1998.

           (d) Investment Advisory Agreement by and between MFS Series Trust XI on behalf of Vertex
                        Contrarian Fund and Vertex Investment
                        Management, Inc., dated April 29, 1998.

  11       (a)         Consent of Ernst & Young LLP on behalf of
                        Vertex All Cap Fund, Vertex U.S. All
                        Cap Fund (formerly known as Vertex
                        Research All Cap Fund) and Vertex
                        Contrarian Fund.

           (b)          Consent of Deloitte & Touche LLP on
                        behalf of MFS Union Standard Equity
                        Fund.

  17                   Financial Data Schedules.